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                                    INDENTURE


                                      among


                          AUTOINFO RECEIVABLES COMPANY
                                    as Issuer


                                  CRESTAR BANK
                                  as Custodian

                                       and

                              BANKERS TRUST COMPANY
                              as Indenture Trustee


                           Dated as of October 1, 1996


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            This Indenture, dated as of October 1, 1996, is made by and among
AutoInfo Receivables Company (the "Issuer"), Crestar Bank (the "Custodian") and Bankers Trust Company, a New York banking corporation, as Indenture Trustee (in such capacity, the "Indenture Trustee").

                              PRELIMINARY STATEMENT

            The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Issuer's Notes issuable as provided in this Indenture. All covenants and agreements made by the Issuer and the Indenture Trustee herein are for the benefit and security of the Holders of the Notes and MBIA. The Issuer and the Indenture Trustee are entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

            All things necessary to make this Indenture a valid agreement of the Issuer, the Custodian and the Indenture Trustee in accordance with its terms have been done.

                                 GRANTING CLAUSE

            The Issuer does hereby Grant to the Indenture Trustee for the ratable benefit of the Noteholders and MBIA, as security for the Issuer's obligations hereunder and under the Notes, without recourse, all of the Issuer's rights, title and interest now or hereafter acquired in and to the following and any and all benefits accruing to the Issuer from: (a) the Loan Contracts and all rights with respect thereto, including all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such Loan Contract, and all rights with respect to any agreement or arrangements with the vendors, dealers or manufacturers of the Vehicles to the extent specifically related to any such Loan Contract; (b) all payments received on or with respect to the Loan Contracts due on or after the Cut-Off Date, including, without limitation, all periodic payments due from the Obligors thereunder, all amounts paid by guarantors under the Loan Contracts, all amounts received on Defaulted Loan Contracts and with respect to liquidation, and all late payment charges paid by Obligors and any other incidental charges or fees received from an Obligor, including, but not limited to, late fees, collection fees and bounced check charges; (c) a security interest in the Vehicles securing the Loan Contracts; (d) the Loan Sale Agreement, the Lockbox Agreement and the Servicing Agreement; (e) all amounts from time to time on deposit in the Trust Accounts; (f) the original Loan Contracts, the Certificates of Title and Applications for Certificates of Title related to the Loan Contracts and the Loan Contract Files; (g) the interest of the Issuer in any Insurance Policy related to the Loan Contracts and the Vehicles, including, but not limited to, any vendor's single-interest, fire, damage and credit life insurance policies; and (h) all proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing), in each case whether now owned or hereafter acquired; (all of the foregoing being hereinafter referred to as the "Trust Estate"). The foregoing Grant does not constitute and is not intended to result in a creation or an assumption by the Indenture Trustee, any Noteholder, the Custodian or MBIA of any obligation of the Issuer, the Company or any other Person in connection with the Trust Estate or under any agreement or instrument relating thereto.

            The Indenture Trustee acknowledges its acceptance on behalf of the Noteholders and MBIA of all right, title and interest previously held by the Issuer in and to the Trust Estate, and declares that it shall maintain such right, title and interest in accordance with the provisions hereof and agrees to perform the duties herein required to the best of its ability to the end that the interests of the Noteholders and MBIA may be adequately and effectively protected.

            In consideration of the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01. Definitions. Except as otherwise expressly provided or unless the context otherwise requires, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms.

            "Act": With respect to any Noteholder, the meaning specified in
Section 13.01.

            "Additional Class A Principal Distribution Amount": On any Payment Date, in the event that an Event of Default which has not been waived by MBIA has occurred, any remaining Available Funds then on deposit in the Collection Account with respect to such Payment Date after the payments First through Eighth of Section 12.02(d) hereof have been made as of such Payment Date, up to the outstanding Class A Note Balance.

            "Affiliate": With respect to any Person, any other person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by


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contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Aggregate Loan Balance": As of any date of determination, the sum of all Loan Balances with respect to all outstanding Loan Contracts.

            "Aggregate Note Balance": At any time, the sum of the Outstanding Class A Note Balance and the Outstanding Class B Note Balance.

            "Application for Certificate of Title": With regard to each Vehicle for which a Certificate of Title has not been issued naming the Company, Falk or the Indenture Trustee as secured party, evidence that an application for a Certificate of Title naming the Company or the Indenture Trustee as secured party has been submitted with the appropriate authority.

            "Authenticating Agent": Any entity appointed by the Indenture Trustee pursuant to Section 7.14 hereof.

            "AutoInfo": AutoInfo, Inc., a Delaware corporation.

            "Available Funds": With respect to any Payment Date, the sum of (i) Scheduled Payments, gross Recoveries, Guaranty Amounts, Insurance Proceeds and Servicing Charges received during the related Collection Period, (ii) Prepayments received during the related Collection Period, (iii) the Purchase Price of Loan Contracts repurchased by the Company, the Servicer or the Issuer during the related Collection Period and (iv) any amounts released from the Reserve Account on such Payment Date in the event the amount on deposit therein is in excess of the Required Reserve Account Amount in accordance with Section
12.02 (f)(ii) hereof.

            "Back-up Servicer": Initially, Bankers Trust Company, until a successor Person shall have become the Back-up Servicer pursuant to the applicable provisions of this Indenture and the Servicing Agreement, and thereafter "Back-up Servicer" shall mean such successor Person.

            "Back-up Servicer Fee": With respect to each Payment Date, one-twelfth of the product of (i) the Back-up Servicer Fee Rate and (ii) the Aggregate Loan Balance as of the first day of the related Collection Period; provided, however, that with respect to the Initial Payment Date, an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Collection Period and the denominator of which is 360, times (B) the Back-up Servicer Fee Rate and (ii) the Initial Aggregate Loan Balance.

            "Back-up Servicer Fee Rate": 0.0435% per annum.


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            "Back-up Servicer Officer": Any Responsible Officer of the Indenture
Trustee.

            "Benefit Plan Investor": The meaning set forth in 29 Code of Federal Regulations ss. 2510.3-101.

            "Board Resolution": With respect to any Person, a resolution passed by the board of directors of such Person, in accordance with the required procedures as proscribed by the law of such Person's state of incorporation or organization and such Person's by-laws or other similar incorporation or charter documents.

            "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in the city in which the principal place of business of the Issuer, the Servicer, MBIA or the Corporate Trust Office of the Indenture Trustee is located are authorized or obligated by law or executive order to close.

            "Calculation Date": The last day of a Collection Period; provided, however, that with respect to any calculation of the Loan Balance of a Loan Contract as of the Closing Date, the Calculation Date shall mean the Cut-Off Date.

            "Certificate of Title": With regard to each Vehicle, either (a) the original title relating thereto, or (b) in States in which the department of motor vehicles delivers the original certificate of title to the Obligor, the "lien card," "notice of recorded lien" or similar document which is delivered to the secured party in lieu of the original certificate of title, in each case, which shall name the related Obligor as the owner of the Vehicle and the Company, Falk or the Indenture Trustee as secured party.

            "Class": Means (i) when used with reference to the "Class A Notes," their designation as Class A Notes and (ii) when used with reference to the "Class B Notes," their designation as Class B Notes.

            "Class A Interest Payment Amount": With respect to any Payment Date, interest accrued from the prior Payment Date to and including the day immediately preceding such Payment Date, calculated on the basis of a 360-day year consisting of twelve 30-day months, at the Class A Interest Rate on the Class A Note Balance as of the close of business on the day preceding such Payment Date; provided, however, that the Class A Interest Payment Amount for the first Payment Date shall be interest accrued from the Closing Date to but excluding the first Payment Date at the Class A Interest Rate on the Class A Note Balance as of the Closing Date.

            "Class A Interest Rate": 6.53% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months; provided, however, that so long as an Event of Default has not occurred, or has been waived by MBIA, continuing at any time the Outstanding Class A Note Balance of the Class A Notes is less than 10% of the Initial


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Class A Note Balance, and such Class A Notes are not redeemed in full in accordance with Section 10.01 hereof, interest on the Class A Notes shall accrue at an interest rate of 7.03% per annum.

            "Class A Interest Shortfall Amount": For any Payment Date, the amount by which the Class A Interest Payment Amount due on such Payment Date exceeds the sum of (i) the amount of Available Funds for such Payment Date remaining following payment of "First" through "Fourth" in Section 12.02(d) hereof and (ii) the amount on deposit in the Reserve Account.

            "Class A Note": Any one of the Notes executed by the Issuer and authenticated by the Indenture Trustee in substantially the form set forth in Exhibit A hereto.

            "Class A Note Balance": With respect to any date of determination, the Initial Class A Note Balance less all amounts previously distributed to Class A Noteholders as Class A Principal Payment Amounts.

            "Class A Note Insurance Policy": The note guaranty insurance policy dated as of the Closing Date issued by MBIA insuring the Class A Notes, the form of which is attached hereto as Exhibit C.

            "Class A Percentage": 85%.

            "Class A Principal Payment Amount": With respect to any Payment Date, the Class A Percentage of the sum of: (i) the principal portion of all Scheduled Payments received by the Trustee during the related Collection Period,
(ii) all Prepayments of principal received by the Trustee during the related Collection Period, (iii) the aggregate outstanding Loan Balance as of the beginning of the related Collection Period of all Loan Contracts repurchased by the Company pursuant to Section 3.03 of the Loan Sale Agreement or by the Issuer pursuant to Sections 4.03 or 11.03 hereof or by the Servicer pursuant to Section
3.04 of the Servicing Agreement during the related Collection Period to the extent actually received by the Trustee (without duplication of amounts referred to in clauses (i) and (ii) above) and (iv) the aggregate outstanding Loan Balance as of the beginning of the related Collection Period of all Loan Contracts that became Defaulted Loan Contracts during the related Collection Period (without duplication of amounts referred to in clauses (i), (ii) or (iii) above).

            "Class A Principal Shortfall Amount": For any Payment Date, the amount by which the Class A Principal Payment Amount for such Payment Date exceeds the sum of (i) the amount of Available Funds for such Payment Date remaining following payment of "First" through "Seventh" in Section 12.02(d) hereof; and (ii) the amount on deposit in the Reserve Account.


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            "Class B Interest Payment Amount": With respect to any Payment Date, interest accrued from the prior Payment Date to and including the day immediately preceding such Payment Date, calculated on the basis of a 360-day year consisting of twelve 30-day months, at the Class B Interest Rate on the Class B Note Balance as of the close of business on the day preceding such Payment Date; provided, however, that the Class B Interest Payment Amount for the first Payment Date shall be interest accrued from the Closing Date to but excluding the first Payment Date at the Class B Interest Rate on the Class B
Note Balance as of the Closing Date.

            "Class B Interest Rate": 11.31% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

            "Class B Note": Any one of the Notes executed by the Issuer and authenticated by the Indenture Trustee in substantially the form set forth in Exhibit B hereto.

            "Class B Note Balance": With respect to any date of determination, the Initial Class B Note Balance less all amounts previously distributed to Class B Noteholders as Class B Principal Payment Amounts.

            "Class B Principal Payment Amount": With respect to any Payment Date prior to the Senior Liability Termination Date, the product of (i) Available Funds remaining after all payments and deposits described in clauses First through Twelfth of Section 12.02(d) hereof have been made, and (ii) 0.5; provided, however, that in the event that a Class B Trigger Event has occurred and is continuing, the Class B Principal Payment Amount shall be equal to the Available Funds remaining after all payments and deposits described in clauses First through Twelfth of Section 12.02(d) hereof have been made, up to the Outstanding Class B Note Balance; with respect to the Senior Liability Termination Date, the sum of (x) all amounts then remaining on deposit in the Reserve Account and the Class B Reserve Account and (y) all Available Funds remaining after all payments and deposits described on clauses First through Twelfth of Section 12.02(d) hereof have been made; with respect to each Payment Date after the Senior Liability Termination Date, all Available Funds remaining after all payments and deposits described in clauses First through Twelfth of
Section 12.02(d) hereof have been made.

            "Class B Reserve Account": The Trust Account created and maintained pursuant to Section 12.02(b)(iii) hereof.

            "Class B Required Reserve Account Amount": For each Payment Date prior to the Senior Liability Termination Date, $201,654, and for each Payment Date thereafter, zero.

            "Class B Trigger Event": The occurrence of either of the following:


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            (x)   as of any of the first nine Determination Dates, the average
                  Delinquency Rate for the most current three months exceeds 14.00% or the average Delinquency Rate for the most current three months as of any Determination Date thereafter exceeds 13.50%; or

            (y) as of any of the first nine Determination Dates, the average Monthly Net Default Rate for the most current three months exceeds 2.50% or the average Monthly Net Default Rate for the most current three months as of any Determination Date thereafter exceeds 2.25%.

            "Closing Date": October 11, 1996.

            "Code": The Internal Revenue Code of 1986, as amended, or any successor statute thereto.

            "Collection Account": The Trust Account established and maintained pursuant to Section 12.02(a) hereof.

            "Collection Period": With respect to a Payment Date or a Determination Date, the calendar month immediately preceding the month in which such Payment Date or Determination Date occurs (such calendar month being referred to as the "related" Collection Period with respect to such Payment Date or Determination Date). With respect to a Record Date, the calendar month in which such Record Date occurs is referred to as the Collection Period "related" to such Record Date.

            "Commitment": The Commitment to Issue a Financial Guaranty Insurance Policy between MBIA and the Issuer dated as of October 3, 1996.

            "Company": AutoInfo Finance of Virginia, Inc., a Virginia corporation.

            "Controlling Holders": Holders of Class A Notes representing at least 50% of the Class A Note Balance, and after the Class A Note Balance has been reduced to zero, Holders of Class B Notes representing at least 50% of the Class B Note Balance.

            "Corporate Trust Administration Department": The principal corporate trust office of the Custodian at 919 East Main Street, 10th Floor, Richmond, Virginia 23219, or at such other address as the Custodian may designate from time to time by notice to the Noteholders, the Servicer, MBIA, the Indenture Trustee and the Issuer, or the principal corporate trust department of any successor Custodian.

            "Corporate Trust Office": The principal corporate trust office of the Indenture Trustee at Four Albany Street, New York, New York 10006,
Attention: Corporate Trust and Agency Group - Structured Finance, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the


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Servicer, MBIA and the Issuer, or the principal corporate trust office of any successor Indenture Trustee.

            "Credit and Collection Policy": The credit extension policies and procedures maintained by the Servicer and the administration and collection practices maintained by the Servicer as in effect on the Closing Date, as set forth in Exhibit C to the Servicing Agreement.

            "Cumulative Net Default Table": The table attached hereto as Exhibit D.

            "Cumulative Net Default Rate": As of any Determination Date, the ratio of (i) the sum of the Loan Balances of Loan Contracts that have become Defaulted Loan Contracts for the period from the Closing Date through the end of the related Collection Period reduced by the amount of all Recoveries received by the Servicer during the period from the Closing Date through the end of the related Collection Period to (ii) the Initial Aggregate Loan Balance.

            "Custodial Files": The meaning specified in Section 11.01(a) hereof.

            "Custodian": Crestar Bank, Richmond, Virginia, and any successor Custodian acceptable to MBIA appointed in accordance with Section 11.09 hereof.

            "Cut-Off Date": The close of business on August 31, 1996.

            "Default": The meaning specified thereto in Section 3.02(n) hereof.

            "Defaulted Loan Contract": A Loan Contract with respect to which the earliest of the following has occurred: (i) any portion of the Scheduled Payments due thereon becomes 90 days or more delinquent; (ii) the Vehicle securing such Loan Contract is repossessed and sold by the Servicer, (iii) the Servicer determines in its sole discretion in accordance with its Credit and Collection Policy that the remaining Scheduled Payments due under such Loan Contract should be written off as uncollectible or (iv) proceeds have been received which, in the Servicer's good faith judgment, constitute the final amounts recoverable in respect of such Loan Contract.

            "Delinquency Rate": As of any Determination Date, the ratio of (i) the aggregate Loan Balance as of the related Calculation Date of Loan Contracts as of such Calculation Date as to which the Obligors are more than 30 days past due in making any portion of the Scheduled Payments, to (ii) the Aggregate Loan Balance as of such Calculation Date.

            "Delinquent Loan Contract": As of any Calculation Date, a Loan Contract (a) with respect to which an Obligor (or an insurance company on its behalf) has not made


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a Scheduled Payment by the applicable Due Date, and (b) which is not a Defaulted
Loan Contract.

            "Determination Date": The third Business Day preceding each Payment Date.

            "Due Date": The date on which a Scheduled Payment is due in accordance with the terms of the related Loan Contract.

            "Eligible Account": (i) A segregated account or accounts maintained with a depository institution or trust company whose long-term unsecured debt obligations are rated A+ by Standard & Poor's and Al by Moody's, or (ii) a segregated trust account or accounts maintained with a Federal or state chartered depository institution that is acceptable to MBIA subject to regulation regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b), or (iii) a trust account at the Indenture Trustee's Corporate Trust Office, provided that such Indenture Trustee is acceptable to MBIA.

            "Eligible Investments": Any and all of the following:

            (i) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

            (ii) (A) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short-term unsecured debt rating in one of the two highest available rating categories of S&P and the highest available rating category of Moody's and provided that each such investment has an original maturity of no more than 365 days, and (B) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

            (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) rated in the highest short-term rating category by S&P and by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type


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      described in clause (i) above and must (A) be valued daily at current market price plus accrued interest, (B) pursuant to such valuation, equal, at all times, to 105% of the cash transferred by the Indenture Trustee in exchange for such collateral and (C) be delivered to the Indenture Trustee or, if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities.

            (iv) commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

            (v) a guaranteed investment contract approved by each of the Rating Agencies and MBIA and issued by an insurance company or other corporation having a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

            (vi) money market funds having ratings in the highest available rating category of Moody's and one of the two highest available rating categories of S&P at the time of such investment which invest only in other Eligible Investments; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth herein (including, in either case, such funds in which the Indenture Trustee or any Affiliate thereof is investment manager or advisor); and

            (vii) any other investment approved in writing by MBIA and written evidence that any such investment will not result in a downgrading or withdrawal of the rating by each Rating Agency on the Class A Notes.

The Indenture Trustee may purchase from or sell to itself or an Affiliate, as principal or agent, the Eligible Investments listed above. All Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Noteholders and MBIA.

            "Eligible Loan Contract": The meaning set forth in the Loan Sale Agreement.

            "ERISA": The Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto.

            "Event of Default": The meaning set forth in Section 6.01 hereof.

            "Falk": Falk Finance Company.


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            "FASIT": Financial Asset Securitization Investment Trust.

            "Final Due Date": With respect to each Loan Contract, the final Due Date thereunder.

            "Final Payment Date": The actual date on which the last amounts are distributed with respect to any Notes, whether on the Stated Maturity Date or earlier pursuant to an optional redemption under Article Ten or otherwise.

            "GAAP": Generally accepted accounting principles, as in effect on June 30, 1996.

            "Grant": To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the security interest in the Vehicles, the Loan Contracts or of any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including, without limitation, the immediate and continuing right to claim, collect, receive and provide receipts for payments in respect of the Loan Contracts, or any other payment due thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

            "Guaranty Amounts": Any and all amounts paid by the individual guarantor indicated on the applicable Loan Contract.

            "Holder": For any date, the holder of a Note as specified in the Note Register as of the preceding Record Date.

            "Indebtedness": With respect to any Person, all recourse obligations, which in accordance with GAAP shall be classified upon such Person's balance sheet as a liability, and in any event shall include all (i) recourse obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of property or assets, (ii) recourse obligations secured by any lien upon property or assets owned by such Person, even though the Person has not assumed or become liable for the payment of such obligations, (iii) recourse obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property and (iv) recourse guaranties of the indebtedness of others.

            "Indenture": This Indenture, as amended from time to time in accordance with the terms hereof.


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            "Indenture Trustee": Bankers Trust Company, until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Indenture Trustee" shall mean such successor Person.

            "Indenture Trustee Fee": With respect to each Payment Date, one-twelfth of the Indenture Trustee Fee Rate provided, however, that with respect to the Initial Payment Date, an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Collection Period and the denominator of which is 360, times (ii) the Indenture Trustee Fee Rate.

            "Indenture Trustee Fee Rate": $5,000.00 per annum.

            "Independent Accountants": Arthur Andersen & Co., or any other firm of independent certified public accountants of recognized national standing, or otherwise acceptable to MBIA.

            "Initial Aggregate Loan Balance": The Aggregate Loan Balance as of the Cut-Off Date, which is $40,330,728.75.

            "Initial Aggregate Note Balance": The sum of the Initial Class A Note Balance and the Initial Class B Note Balance.

            "Initial Class A Note Balance": $34,281,119.44.

            "Initial Class B Note Balance": $2,016,536.44.

            "Initial Payment Date": October 15, 1996.

            "Insolvency Event": With respect to a specified Person, (a) the commencement of an involuntary case against such Person under the Federal bankruptcy laws, as now or hereinafter in effect, or another present or future Federal or state bankruptcy, insolvency or similar law, and such case is not dismissed within 60 days; or (b) the filing of a decree or entry of an order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding up or liquidation of such Person's affairs; or (c) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any


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general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

            "Insolvency Laws": The United States Bankruptcy Code or any similar applicable state law.

            "Insurance Agreement": The Insurance and Indemnity Agreement, dated as of October 1, 1996, by and among MBIA, the Issuer, the Servicer, the Company, the Lockbox Bank, the Indenture Trustee, the Custodian and the Back-up Servicer.

            "Insurance Policy": With respect to a Vehicle and a Loan Contract, any insurance policy maintained by the Obligor pursuant to the related Loan Contract, which policy names the Company as loss payee.

            "Insurance Proceeds": With respect to a Vehicle and a Loan Contract, any amount received during the related Collection Period pursuant to an Insurance Policy issued with respect to such Vehicle and the related Loan Contract, net of any costs of collecting such amounts not otherwise reimbursed.

            "Interest Coverage Ratio": With respect to any Person, the ratio of
(x) earnings from operations before interest, taxes, depreciation and amortization, divided by (y) interest expense.

            "Investment Letter": The meaning specified in Section 2.06(b) hereof, substantially in the form of Exhibit E attached hereto.

            "Issuer": AutoInfo Receivables Company and all successors thereto acceptable to MBIA.

            "Issuer Order": As defined in Section 12.02(c) hereof.

            "Issuer State of Incorporation": means the state of incorporation of the Issuer, which, as of the Closing Date, is the State of Delaware.

            "Lien": The meaning specified in the Loan Sale Agreement.

            "Loan Assets": The meaning specified in the Loan Sale Agreement.

            "Loan Balance": With respect to any Loan Contract, as of any date of determination, the principal amount of such Loan Contract as of the Cut-Off Date, minus the sum of (a) the portion of Scheduled Payments and Prepayments allocable to principal made by or on behalf of the related Obligor and (b) the portion of the Purchase Price with respect to any repurchased Loan Contract allocable to principal as of the close of business on the last day of the Collection Period (or, prior to the end of the first Collection Period, calculated as of the close of business on the day immediately prior to the Cut-Off Date); provided, however, that the Loan Balance of a Defaulted Loan Contract shall be zero. The respective principal and interest portions of each Scheduled Payment shall be determined in accordance with the "Rule of 78's" method.

            "Loan Contracts": The retail installment contracts, installment sale contracts, and such other motor vehicle loan contracts (and all rights with respect thereto, including all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Loan Contract and all rights with respect to any agreements or arrangements with the vendors, dealers or manufacturers of the Vehicles to the extent specifically related to any Loan Contract) which are identified on the Loan Schedule delivered to the Indenture Trustee and MBIA on the Closing Date; provided that, except as otherwise provided herein, from and after the date on which a Loan Contract is purchased or removed from the Trust Estate by the Company, the Servicer or the Issuer in accordance with the terms hereof or the terms of the Loan Sale Agreement or of the Servicing Agreement, such repurchased, removed or replaced Loan Contract shall no longer constitute a Loan Contract for purposes of the Transaction Documents.

            "Loan Contract File": With respect to each Loan Contract, a file containing the following:

            (i) The original of each executed Loan Contract;

            (ii) Copies of any evidence of insurance and any other documents evidencing or related to any Insurance Policy;

            (iii) Copies of any evidence that the Obligor took possession of the Vehicle and that the Vehicle was in good working order and acceptable to the Obligor at the time of receipt by the Obligor;

            (iv) A copy of the original credit application executed by the Obligor; and

            (v) The original Certificate of Title or Application for Certificate of Title or relevant lien certificate.

            "Loan Sale Agreement": The Loan Sale Agreement dated as of October 1, 1996 entered into by and between the Company and the Issuer, as amended from time to time in accordance with the terms thereof.

            "Loan Schedule": The list of Loan Contracts attached hereto as
Schedule 1, each of which shall include with respect to each Loan Contract: (a) a number identifying the Loan Contract, (b) the Loan Balance as of the Cut-Off Date, (c) the Obligor, (d) the Obligor's billing address, (e) the original and remaining months to maturity of the Loan Contract, (f) the Scheduled Payment, (g) the annual percentage rate, (h) the dates of the first and last Scheduled Payment,
(i) the original amount financed and (j) the vehicle identification numbers of the related Vehicles.

            "Lockbox Account": A Trust Account established by the Servicer and maintained on behalf of the Indenture Trustee pursuant to the Servicing Agreement.

            "Lockbox Agreement": The Lockbox Agreement dated as of October 1, 1996 by and among the Lockbox Bank and the Servicer, as amended, modified or supplemented, or any other agreement, in form and substance acceptable to the Issuer and MBIA.

            "Lockbox Bank": Crestar Bank, Richmond, Virginia or any other depository institution named by the Servicer and, so long as an MBIA Default shall not have occurred and be continuing, acceptable to the Issuer and MBIA.

            "MBIA": MBIA Insurance Corporation, the issuer of the Class A Note Insurance Policy.

            "MBIA Default": The occurrence and continuance of any of the following events:

            (a) the failure by MBIA to make a payment under the Class A Note Insurance Policy in accordance with its terms that continues unremedied for a period of five Business Days; or

            (b) the occurrence of an "Insurer Insolvency", as that term is defined in the Insurance Agreement, with respect to MBIA.

            "MBIA Premium": The meaning set forth in the Insurance Agreement.

            "MBIA Reimbursement Amounts": Any payments made by MBIA under the Class A Note Insurance Policy, and any unpaid MBIA Premiums due MBIA. MBIA Reimbursement Amounts shall be payable from the flow of funds in accordance with
Section 12.02(d) hereof. MBIA Reimbursement Amounts shall be repaid with interest thereon calculated at the Prime Rate of interest set forth in the Wall Street Journal ("Prime") plus 200 basis points. Interest shall accrue on all MBIA Reimbursement Amounts on a monthly basis, as of each Payment Date at Prime plus 200 basis points assuming a 360-day year comprised of 12 months of 30 days each.

            "Monthly Net Default Rate": With respect to each Determination Date, the ratio of (i) (a) the sum of the Loan Balances of all Loan Contracts that have become

Defaulted Loan Contracts during the related Collection Period minus (b) the amount of Recoveries received during such Collection Period to (ii) the Aggregate Loan Balance as of the Calculation Date immediately preceding such Collection Period.

            "Monthly Servicer's Report": The report prepared by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

            "Moody's": Moody's Investors Service, Inc., or any successor in interest thereto.

            "Note(s)": Any one of the Class A Notes or Class B Notes.

            "Note Interest Rate": The Class A Interest Rate or the Class B Interest Rate, as applicable.

            "Noteholder or Holder": The person in whose name a Note is registered in the Note Register.

            "Note Register": The register maintained pursuant to Section 2.05 hereof.

            "Note Register": The meaning set forth in Section 2.05 hereof.

            "Obligor": The purchaser of a Vehicle under each related Loan Contract, including any guarantor of such purchaser and their respective successors and assigns.

            "Officer's Certificate": A certificate signed by the Chairman of the Board, the Vice-Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Servicer.

            "Opinion of Counsel": A written opinion of counsel, who may be counsel employed by the Issuer, the Servicer or the Indenture Trustee, or other counsel, and which opinion shall, in each case, be reasonably acceptable to the Indenture Trustee and MBIA.

            "Outstanding": means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

            (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

            (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture); and

            (iii) Notes in exchange for or in lieu of other Notes that have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that Notes which have been paid with proceeds of the Class A
Note Insurance Policy shall continue to remain Outstanding for purposes of this Indenture until MBIA has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement as evidenced by a written notice from MBIA delivered to the Indenture Trustee, and MBIA shall be deemed to be the Holder thereof to the extent of any payments thereon made by MBIA; and provided, further, that in determining whether the Holders of the requisite Class A or Class B Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Transaction Document, Notes owned by the Issuer, any other obligor upon the Notes, the Company or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Company or any Affiliate of any of the foregoing Persons.

            "Paying Agent": means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section
7.08 and, so long as no MBIA Default shall have occurred and be continuing, is consented to by MBIA and is authorized by the Issuer to make the payments to and distributions from the Collection Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

            "Payment Date": The fifteenth day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day) commencing on the Initial Payment Date.

            "Person": Any individual, corporation, partnership, association, limited liability company, joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

            "Placement Agents": Black Diamond Securities, LLC and Alex. Brown & Sons, Inc.

            "Pledged Asset Custodian": The meaning ascribed thereto in Section
11.01 hereof.

            "Preference Amount": The meaning ascribed thereto in the Class A
Note Insurance Policy.

            "Prepayment": Any full or partial payment of Scheduled Payments not yet due on a Loan Contract.

            "Prospective Holder": The meaning ascribed to such term in Section 2.06(a) hereof.

            "Purchase Price": With respect to any Loan Contract repurchased by the Company pursuant to Sections 2.05 or 3.03 of the Loan Sale Agreement or by the Issuer pursuant to Sections 4.03 or 11.03 hereof or by the Servicer pursuant to Section 3.04 of the Servicing Agreement, the sum of (i) the Loan Balance of the related Loan Contract on the Calculation Date on or immediately preceding the date when the Loan Contract is repurchased and (ii) any accrued interest at the interest rate specified in such Loan Contract through the date of repurchase.

            "Rating Agencies": Each of Moody's and Standard & Poor's, so long as such Persons maintain a rating on the Class A Notes; and if either Moody's or Standard & Poor's no longer maintains a rating on the Class A Notes, such other nationally recognized statistical rating organization selected by the Servicer and a majority in interest of the Noteholders and (so long as an MBIA Default shall not have occurred and be continuing) acceptable to MBIA.

            "Record Date": The close of business on the last day of the month preceding the applicable Payment Date, whether or not such day is a Business Day, except with respect to the Initial Payment Date, the Record Date shall be the Closing Date.

            "Recoveries": With respect to a Defaulted Loan Contract and for any Collection Period occurring after the date on which such Loan Contract becomes a Defaulted Loan Contract, all payments (including insurance proceeds) that the Servicer received from or on behalf of an Obligor regarding such Defaulted Loan Contract or from liquidation of the related Vehicle, net of any reasonably incurred out-of-pocket expenses incurred by the Servicer in enforcing such Defaulted Loan Contract.

            "Redemption Account": The Trust Account established and maintained pursuant to the Section 12.02(b)(ii) hereof.

            "Redemption Date": The Payment Date specified as such by the Servicer or MBIA in accordance with the terms of Section 10.02 hereof for the redemption of the Class A Notes or the Class B Notes after the Class A Note Balance or the Class B Note Balance, as applicable, is less than 10% of the Initial Class A Note Balance or the Initial Class B Note Balance, as applicable.

            "Redemption Price": With respect to any Class of Notes being redeemed pursuant to Article Ten hereof, and as of the related Redemption Date, the Outstanding Class A Note Balance or Class B Note Balance as applicable, together with interest accrued and unpaid thereon to but excluding the related Redemption Date at the applicable Note Interest Rate (exclusive of installments of interest and principal maturing on or prior to such date, payment of which shall have been made or duly provided for to the Holder of such Note on the applicable date or as otherwise provided in this Indenture) plus any outstanding MBIA Reimbursement Amount.

            "Redemption Record Date": As defined in Section 10.01 hereof.

            "Registered Holder": For any date, the holder of a Note as specified in the Note Register as of the preceding Record Date.

            "Re-Liening Trigger": The occurrence of any one of the following events:

                  (i) The stockholder's equity of AutoInfo, calculated in accordance with GAAP, as reflected in AutoInfo's most recent annual or quarterly consolidated financial statements is less than $23,750,000;

                  (ii) An Insolvency Event with respect to the Company or the Issuer;

                  (iii) One or more courts of competent jurisdiction have issued final, non-appealable orders to the effect that the Indenture Trustee is not the secured party with respect to Vehicles financed under Loan Contracts with an aggregate initial principal balance (i.e., as of ---- the date upon which such Loan Contracts were originated by the Company), equal to 5.0% or more of the Initial Aggregate Loan Balance; or

                  (iv)  The occurrence of an Event of Default.

            "Request for Release of Documents": As defined in the Servicing Agreement.

            "Required Reserve Account Amount" means, as of any Payment Date, the greater of (a) 18% of the Aggregate Loan Balance as of such Payment Date, and
(b) 3% of the Initial Aggregate Loan Balance; provided, however, that, on and after the Payment Date on which the Class B Note Balance has been reduced to zero, and no accrued interest thereon remains unpaid, the Required Reserve Account Amount shall not exceed the Aggregate Loan Balances; provided, further, that in the event that a Reserve Account Increase Event has occurred and MBIA has not waived such Reserve Account

Increase Event, the Required Reserve Account Amount shall be the greater of (a) 24% of the Aggregate Loan Balance as of such Payment Date, and (b) 3% of the Initial Aggregate Loan Balance, with such increase being subject to a reduction to the previous level upon the cure of certain Reserve Account Increase Events. Upon the occurrence of an Event of Default, the Required Reserve Account Amount shall remain at the then current Required Reserve Account Amount until the Class A Notes and any MBIA Reimbursement Amounts have been repaid in full. The Required Reserve Account Amount shall in any event be zero after the Senior Liability Termination Date.

            "Responsible Officer": When used with respect to the Indenture Trustee or the Custodian, any officer assigned to the Corporate Trust Office or the Corporate Trust Administration Department, as the case may be (or any successor thereto), including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Indenture Trustee or the Custodian, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            "Reserve Account": The Trust Account created and maintained pursuant to Section 12.02(b)(i) hereof.

            "Reserve Account Increase Event": The occurrence of any one of the following events:

            (i) commencing on the third Determination Date, the average Monthly Net Default Rate for the most current three months exceeds 3%; provided, however, that such event shall no longer be deemed a Reserve Account Increase Event should the average Monthly Net Default Rate for the most current six months following the months in which the Reserve Account Income Event shall have occurred falls below 3%;

            (ii) commencing on the third Determination Date, the average Delinquency Rate for the most current three months exceeds 16.5%; provided, however, that such event shall no longer be deemed a Reserve Account Increase Event if the average Delinquency Rate for the most current three months following the months in which the Reserve Account Increase Event shall have occurred falls below 16.5%; or

            (iii) the Cumulative Net Default Rate on any Determination Date exceeds the level specified for such period in the Cumulative Net Default Table.

            "Reserve Account Initial Deposit": 13.50% of the Initial Aggregate Loan Balance.

            "Rule of 78s Method": The method under which a portion of a payment allocated to earned interest and the portion allocable to principal is determined according to the sum of the month's digits or any equivalent method commonly referred to as the "Rule of 78s."

            "Scheduled Payments": With respect to a Loan Contract, the periodic payment set forth in such Loan Contract due from the Obligor on the related Due Date; the respective principal and interest portions of each such payment shall be determined in accordance with the "Rule of 78's" method.

            "Senior Liability Termination Date": The first Payment Date on which the Class A Note Balance is zero, no accrued interest on the Class A Notes remains unpaid, and no MBIA Reimbursement Amounts remain outstanding.

            "Servicer": AutoInfo Finance of Virginia, Inc., a Virginia corporation, and any successor Servicer appointed in accordance with the terms of the Servicing Agreement and acceptable to MBIA.

            "Servicer Default": The meaning given in the Servicing Agreement.

            "Servicer Event of Default": The meaning given in the Servicing Agreement.

            "Servicer Fee": An amount equal to the product of (i) one-twelfth of the Servicer Fee Rate and (ii) the Aggregate Loan Balance as of the first day of the related Collection Period; provided, however, that with respect to the Initial Payment Date, an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Collection Period and the denominator of which is 360, times (B) the Servicer Fee Rate and (ii) the Initial Aggregate Loan Balance.

            "Servicer Fee Rate":  3.0% per annum.

            "Servicer Termination Notice": The meaning given in the Servicing Agreement.

            "Servicing Agreement": The Servicing Agreement dated as of October 1, 1996 by and among the Indenture Trustee, the Back-up Servicer, the Servicer, the Custodian and the Issuer, as amended from time to time in accordance with the terms thereof.

            "Servicing Charges": The sum of (i) all late payment charges paid by Obligors on Delinquent Loan Contracts after payment in full of any Scheduled Payments due in a prior Collection Period and Scheduled Payments for the related Collection Period and (ii) any other incidental charges or fees received from an Obligor, including, but not limited to, late fees, collection fees and bounced check charges.

            "Servicing Officer": As defined in the Servicing Agreement.

            "Stated Maturity Date": January 15, 2002.

            "Standard & Poor's" or "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            "Sub-Servicer": Any sub-servicer appointed by the Servicer in accordance with the terms of the Servicing Agreement.

            "Transaction Documents": This Indenture, the Loan Sale Agreement, the Servicing Agreement, the Insurance Agreement and the Lockbox Agreement.

            "Trust Accounts": The Collection Account, the Lockbox Account, the Redemption Account, the Reserve Account and the Class B Reserve Account established pursuant to the terms of this Indenture; provided, however, that the Class B Noteholders shall, prior to the Senior Liability Termination Date, have no interest in the Reserve Account and provided, further, that the Class A Noteholders and MBIA shall have no interest in the Class B Reserve Account.

            "Trust Estate": As defined in the Granting Clause hereof.

            "Vehicle": A new or used automobile, light truck or motorcycle, and all accessories thereto.

            "Withdrawn Collateral": As defined in Section 5.01(b) hereof.

                                   ARTICLE II

                                    THE NOTES

            SECTION 2.01. Form Generally.

            The Class A Notes, the Class B Notes and the certificates of authentication shall be in substantially the form set forth, respectively, in Exhibits A and B attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes.

            The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any manner acceptable to the Indenture Trustee and the initial purchaser of the Notes, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

            SECTION 2.02. Denomination.

            The aggregate principal amount of Class A Notes which may be authenticated and delivered hereunder is $34,281,119.44, and the aggregate principal amount of Class B Notes which may be authenticated and delivered hereunder is $2,016,536.44, except for Notes of such Class authenticated and delivered upon registration of transfer or in exchange for or in lieu of, other Notes of such Class pursuant to Sections 2.04, 2.05 or 2.07 hereof. The Notes shall be issuable only as registered Notes without coupons in denominations of at least $250,000 and integral multiples of $1,000 in excess thereof (except in the single case of one Note of each Class); provided, however, that, the foregoing shall not restrict or prevent the transfer in accordance with Sections
2.05 and 2.06 hereof of any Class A Note with a remaining principal balance of less than $250,000.

            SECTION 2.03. Execution, Authentication, Delivery and Dating.

            The Notes shall be executed on behalf of the Issuer by its President or one of its Vice Presidents. The signature of these officers on the Notes must be manual.

            Notes bearing the manual signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication or delivery of such Notes or did not hold offices at the date of authentication or delivery of such Notes.

            Each Note shall bear on its face the applicable delivery date and be dated as of the date of its authentication.

            No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

            SECTION 2.04. Temporary Notes.

            Pending the preparation of definitive Notes, the Issuer may execute, and upon Issuer Order, the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, containing the same terms and representing the same rights as the definitive Notes in lieu of which they are issued.

            If temporary Notes are issued, the Issuer will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02(f) hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor one or more definitive Notes of any authorized denominations and of a like initial aggregate principal amount, Class and Stated Maturity Date. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

            SECTION 2.05. Registration, Registration of Transfer and Exchange.

            (a) The Issuer shall cause to be kept at an office or agency to be maintained by the Issuer in accordance with Section 3.02(f) hereof a register (the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Indenture Trustee and MBIA shall have the right to examine the Note Register at all reasonable times and to rely conclusively upon a certificate of the Note Registrar as to the names and addresses of the Holders of the Notes and the principal amounts and numbers of such Notes as held.

            (b) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02(s) hereof and subject to the conditions set forth in Section 2.06 hereof, the Issuer shall execute, and the Indenture Trustee or by any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, and of a like aggregate principal amount, Class and Stated Maturity Date.

            (c) At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, Class and Stated Maturity Date, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee or by any Authenticating Agent shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

            (d) All Notes issued upon any registration of transfer or exchange of Notes pursuant to this Indenture shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of such transfer or exchange pursuant to this Indenture.

            Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.04 or 9.05 hereof not involving any registration of transfer.

            Notwithstanding anything else to the contrary contained herein, the obligation of the Issuer to pay the principal of and interest on the Notes is not a general obligation of the Issuer, but is limited solely to the Trust Estate pledged hereunder and, with respect to the Class A Notes, the Class A
Note Insurance Policy subject to the terms thereof.

            SECTION 2.06. Limitation on Transfer and Exchange.

            (a) Each prospective initial Noteholder acquiring a Note, each prospective transferee acquiring a Note and each prospective owner of a beneficial interest in a Note acquiring such beneficial interest (any prospective initial Noteholder, prospective transferee or prospective owner of a beneficial interest, a "Prospective Holder") shall either (i) represent and warrant in a written certification addressed to the Indenture Trustee, the Issuer and MBIA that it is not (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a plan described in Section 4975(e)(i) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investments in the entity, or (ii) provide a representation and warranty in a written certification addressed to the Indenture Trustee, MBIA and the Issuer that such acquisition and holding by the Prospective Holder is subject to a Department of Labor class exemption, provided that the foregoing shall not apply with respect to the initial sale of the Notes.

            (b) The Notes have not been registered or qualified under the Securities Act of 1933 (the "1933 Act") or the securities laws of any state. No transfer of any Note shall be made unless such transfer is made in a transaction which does not require registration under the 1933 Act and pursuant to an effective registration or qualification under any state securities or "blue sky" laws, or in a transaction which does not require such registration or qualification. In the event that a transfer, other than the initial sale of the Notes, is to be made without registration or qualification, such Holder's prospective transferee shall either (i) deliver to the Indenture Trustee an investment letter substantially in the form set forth on Exhibit E hereto, or other applicable document (the "Investment Letter") or (ii) deliver to the Indenture Trustee an Opinion of Counsel that the transfer is exempt from the 1933 Act. Neither the Issuer nor the Servicer nor the Indenture Trustee is obligated to register or qualify the Notes under the 1933 Act or any other securities law. Any such Holder desiring to effect a transfer other than in accordance with the foregoing procedures shall be liable to the Indenture Trustee, the Servicer, MBIA and the Issuer against any liability, cost or expense (including attorneys' fees) that may result if the transfer is not in accordance with the foregoing procedures. Neither the Issuer nor the Servicer nor the Indenture Trustee nor MBIA shall have any liability to any Holder arising from a transfer of any Note in reliance upon a certification described in this Section 2.06(b). The Indenture Trustee shall promptly, after receipt of such information as is set forth in the next succeeding sentence, furnish to any Holder, or any Prospective Holder designated by a Holder, the information required to be delivered to Holders and Prospective Holders of Notes in connection with resales of the Notes to permit compliance with said Rule 144A in connection with such resales. Such information shall be provided to the Indenture Trustee by the Servicer. No Note may be subdivided (including any assignment or transfer of a participation or beneficial interest therein) for resale or other transfer into a unit smaller than a unit the initial offering price of which would have been $250,000.

            SECTION 2.07. Mutilated, Destroyed, Lost or Stolen Note.

            If (i) any mutilated Note is surrendered to the Note Registrar, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and MBIA such security or indemnity (provided that an agreement of indemnity shall suffice from the initial Noteholders who maintain a claims paying ability of investment grade or better as determined by a nationally recognized rating organization) as may be required by the Indenture Trustee and MBIA to save the Issuer, the Indenture Trustee and MBIA or any director, officer, employee or agent of any of them harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and, upon its request, the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same tenor, initial principal balance, Class and Stated Maturity Date, bearing a number not contemporaneously outstanding. If after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, MBIA, the Issuer and the Indenture Trustee shall be entitled to recover such new Note from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by MBIA, the Issuer or the Indenture Trustee or any agent of any of them in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

            Upon the issuance of any new Note under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

            Every new Note issued pursuant to this Section 2.07, in lieu of any destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits hereof equally and proportionately with any and all other Notes duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

            SECTION 2.08. Payment of Principal and Interest; Principal and Interest Rights Preserved.

            (a) With respect to each Payment Date, interest on the Notes shall accrue from the prior Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day preceding such Payment Date on the Class A Note Balance or the Class B Note Balance, as applicable, as of the close of business on the day preceding such Payment Date at the related Note Interest Rate (calculated on the basis of a 360-day year consisting of 12 months of 30 days each) for such Notes, until the last day preceding the Final Payment Date and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided herein) until fully paid. Interest shall be due and payable in arrears on each Payment Date, with each payment of interest calculated as described above on the Outstanding Aggregate Note Balance of the Notes immediately following the preceding Payment Date or on the Closing Date, if there has not been any preceding Payment Date; provided, that the payment of interest on the Class B Notes is subordinate to the payment of interest on the Class A Notes and to certain other payments in accordance with Section 12.02(d). In making any such interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

            (b) The principal of each Note shall be payable in installments ending no later than the applicable Stated Maturity Date thereof unless such Note becomes due and payable at an earlier date by call for redemption or otherwise. All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. Each installment of principal payable on the Class A Notes shall be in an amount equal to the sum of (i) the Class A Principal Payment Amount, if any, and (ii) the Additional Class A Principal Distribution Amount, if any, available to be paid in accordance with the priorities of Sections 12.02(d) hereof. Each installment of principal payable on the Class B Notes shall be in an amount equal to the Class B Principal Payment Amount; provided, that the payment of the Class B Principal Payment Amount shall be subordinate to the payments of principal of and interest on the Class A Notes and to certain other payments in accordance with Section 12.02(d) hereof. The principal payable on the Notes of any Class shall be paid on each Payment Date beginning on the applicable Initial Payment Date and ending on the applicable Final Payment Date, and with respect to all of the Notes of any Class, on a pro rata basis based upon the ratio that the Outstanding Note Balance of a Note bears to the Outstanding Note Balance of all Notes of such Class; provided, however, that if as a result of such proration a portion of such principal would be less than $.01, then such payment shall be increased to the nearest whole cent, and such portion shall be deducted from the next succeeding principal payment.

            (c) The principal of and interest on the Notes are payable by check mailed by first-class mail to the Person whose name appears as the Registered Holder of such Note on the Note Register at the address of such Person as it appears on the Note Register or by wire transfer in immediately available funds to the account specified in writing to the Indenture Trustee by such Registered Holder at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Except as set forth in the final sentence of this
Section 2.08(c), all payments on the Notes shall be paid without any requirement of presentment. The Issuer shall notify the Person in whose name a Note is registered at the close of business on the Record Date next preceding the Payment Date on which the Issuer expects that the final installment of principal of such Note will be paid that the Issuer expects that such final installment will be paid on such Payment Date. Such notice shall be mailed no later then the tenth day prior to such Payment Date and shall specify the place where such Note may be surrendered. Funds representing any such checks returned undeliverable shall be held in accordance with Section 7.15 hereof. Each Noteholder shall surrender its Note to the Indenture Trustee prior to payment of the final installment of principal of such Note.

            (d) Each Noteholder, by acceptance of its Note, agrees that the Notes shall be limited recourse obligations of the Issuer payable solely from the Trust Estate. Each Holder of a Note, by acceptance of such Notes, agrees that during the term of this Indenture and for one year and one day after the termination hereof, such Holder and any Affiliate thereof will not file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuer.

            SECTION 2.09. Persons Deemed Owner.

            Prior to due presentment for registration of transfer of any Note, the Issuer, MBIA, the Indenture Trustee and any agent of the Issuer, MBIA or the Indenture Trustee shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, MBIA, the Indenture Trustee nor any agent of the Issuer, MBIA or the Indenture Trustee shall be affected by notice to the contrary.

            SECTION 2.10. Cancellation.

            All Notes surrendered to the Indenture Trustee for payment, registration of transfer or exchange (including Notes surrendered to any Person other than the Indenture Trustee which shall be delivered to the Indenture Trustee) shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.10, except as expressly permitted by this Indenture. All canceled Notes held by the Indenture Trustee shall be disposed of by the Indenture Trustee as is customary with its standard practice in effect from time to time.

            SECTION 2.11. Tax Treatment.

            The Issuer has structured this Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer, and the Issuer and each Noteholder, by acceptance of its Note, agree to treat the Notes as debt for all purposes unless and until otherwise required by an applicable taxing authority.

                                   ARTICLE III

                ISSUER REPRESENTATIONS, WARRANTIES AND COVENANTS

            SECTION 3.01. Representations, Warranties and Covenants of the Issuer. The Issuer hereby makes the following representations and warranties to the Indenture Trustee and for the benefit of MBIA and the Noteholders. Such representations and warranties speak as of the Closing Date, but shall survive any subsequent transfer, assignment, contribution or conveyance of the Loan Assets.

            (a) Organization and Good Standing. The Issuer is a corporation duly organized, validly existing and in good standing under the law of the Issuer State of Incorporation and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of the Issuer to perform its obligations under the Transaction Documents;

            (b) Authorization. The Issuer has the power, authority and legal right to execute, deliver and perform under the terms of the Transaction Documents and the execution, delivery and performance of the Transaction Documents have been duly authorized by the Issuer by all necessary corporate action;

            (c) Binding Obligation. Each of (i) this Indenture, assuming due authorization, execution and delivery by the Indenture Trustee, (ii) the Insurance Agreement, assuming due authorization, execution and delivery by MBIA, the Indenture Trustee and the Servicer, (iii) the Servicing Agreement, assuming due authorization, execution and delivery by the Indenture Trustee, the Back-Up Servicer, the Custodian and the Servicer and (iv) the Loan Sale Agreement, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity;

            (d) No Violation. The consummation of the transactions contemplated by the fulfillment of the terms of the Transaction Documents will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of the Issuer, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound, or in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of the Transaction Documents, or violate any law or any material order, rule or regulation applicable to the Issuer of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or any of its properties.

            (e) No proceedings. There are no proceedings, or investigations to which the Issuer, or any of the Issuer's Affiliates, is a party pending, or, to the knowledge of the Issuer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of the Transaction Documents, (B) seeking to prevent the issuance of any of the Notes or the consummation of any of the transactions contemplated by the Transaction Documents or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, the Transaction Documents.

            (f) Approvals. All approvals, authorizations, consents, orders or other actions of any Person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Transaction Documents and with the valid and proper authorization, issuance and sale of the Notes pursuant hereto (except approvals of State securities officials under the Blue Sky Laws), have been or will be taken or obtained on or prior to the Closing Date.

            (g) Place of Business. The Issuer's principal place of business and chief executive office is located at 863 Glenrock Road, Norfolk, Virginia 23502.

            (h) Transfer and Assignment. Upon the delivery to the Custodian, as agent of the Indenture Trustee, of the Loan Contracts, the related Certificates of Title and the Applications for Certificates of Title, the Indenture Trustee, for the benefit of the Noteholders and MBIA, shall have a first priority perfected security interest in such items, as well as the other items constituting the Trust Estate, except for Liens permitted under Section 3.02(a) and limited with respect to proceeds to the extent set forth in Section 9-306 of the UCC as in effect in the applicable jurisdiction. All filings (including, without limitation, UCC filings) and other actions as are necessary in any jurisdiction to perfect the interest of the Indenture Trustee in the Trust Estate, including the transfer of the Certificates of Title and the Applications for Certificates of Title, and the Loan Contracts, and the payment of any fees, have been made.

            (i) Parent of the Issuer. As of the Closing Date, the Company is the registered owner of all of the issued and outstanding common stock of the Issuer, all of which common stock has been validly issued, is fully paid and nonassessable.

            (j) Loan Sale Agreement. As of the Closing Date, the Issuer has entered into the Loan Sale Agreement with the Company relating to its acquisition of the Loan Contracts and its security interest in the Vehicles, and the representations and warranties made by the Company relating to the Loan Contracts and the Vehicles have been validly assigned to and are for the benefit of the Issuer, the Indenture Trustee, MBIA and the Noteholders and such representations and warranties are true and correct in all material respects.

            (k) Bulk Transfer Laws. The transfer, assignment and conveyance of the Loan Contracts and security interest in the Vehicles by the Company to the Issuer pursuant to the Loan Sale Agreement and by the Issuer pursuant to this Indenture is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

            (l) The Loan Contracts. The Issuer hereby restates and makes each of the representations and warranties with respect to the Loan Contracts and the Vehicles that are made by the Company in Section 3.01 of the Loan Sale Agreement.

            SECTION 3.02. Covenants.

            The Issuer hereby makes the following covenants for the benefit of the Indenture Trustee, MBIA and the Noteholders, on which the Indenture Trustee relies in accepting the Trust Estate in trust and in authenticating the Notes and MBIA relies in issuing the Class A Note Insurance Policy. Such covenants are made as of the Closing Date, but shall survive the transfer, grant and assignment of the Trust Estate to the Indenture Trustee:

            (a) No Liens. Except for the conveyances and grant of security interests hereunder, the Issuer will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any part of Trust Estate now existing or hereafter created, or any interest therein prior to the termination of this Indenture pursuant to Section 5.01 hereof; the Issuer will notify the Indenture Trustee and MBIA of the existence of any Lien on any part of Trust Estate immediately upon discovery thereof; and the Issuer shall defend the right, title and interest of the Indenture Trustee in, to and under the Trust Estate now existing or hereafter created, against all claims of third parties claiming through or under the Issuer; provided, however, that nothing in this Section 3.02(a) shall prevent or be deemed to prohibit the Issuer from suffering to exist upon any of the Trust Estate any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

            (b) Delivery of Collections. The Issuer agrees to hold in trust and promptly deposit into the Collection Account all amounts received by the Issuer in respect of the Trust Estate (other than amounts distributed to or for the benefit of the Issuer pursuant to Article Twelve hereof).

            (c) Obligations with Respect to Loan Contracts. The Issuer will duly fulfill all obligations on its part to be fulfilled under or in connection with each Loan Contract and will do nothing to impair the rights of the Indenture Trustee (for the benefit of the Noteholders and MBIA) in the Loan Contracts, the Vehicles and any other part of the Trust Estate.

            (d) Compliance with Law. The Issuer will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Loan Contracts or any part thereof; provided, however, that the Issuer may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Indenture Trustee (for the benefit of the Noteholders and MBIA) in the Loan Contracts and the Vehicles. The Issuer will comply, in all material respects, with all requirements of law applicable to the Issuer.

            (e) Preservation of Security Interest. The Issuer shall execute and file such continuation statements and any other documents which may be required by law to fully preserve and protect the interest of the Indenture Trustee (for the benefit of the Noteholders and MBIA) in the Trust Estate. If a Re-Liening Trigger occurs, the Issuer shall enforce its rights against the Company under the Loan Sale Agreement to have the Vehicles retitled noting the security interest of the Indenture Trustee hereunder.

            (f) Maintenance of Office, etc. The Issuer will not, without providing 30 days' prior written notice to the Indenture Trustee and MBIA and without filing such amendments to any previously filed financing statements as the Indenture Trustee or MBIA may require or as may be required in order to maintain the Indenture Trustee's perfected security interest in the Trust Estate, (a) change the location of its principal executive office, or (b) change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed by the Issuer in accordance with the Servicing Agreement or this Indenture seriously misleading within the meaning of Article 9-402(7) of any applicable enactment of the UCC.

            (g) Further Assurances. The Issuer will make, execute or endorse, acknowledge, and file or deliver to MBIA, the Rating Agencies and the Indenture Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Trust Estate, as the Indenture Trustee or MBIA may reasonably request and reasonably require.

            (h) Notice of Liens. The Issuer shall notify the Indenture Trustee and MBIA promptly after becoming aware of any Lien on any part of the Trust Estate, except for any Liens for municipal or other local taxes if such taxes shall not at the time be due or payable without penalty or if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

            (i) Activities of the Issuer. The Issuer shall at all times abide by the restrictions on its activities as set forth in its certificate of incorporation and shall not amend such certificate of incorporation unless (x) the Issuer shall cause, prior to the taking of such action, an Opinion of Counsel experienced in federal bankruptcy matters, in substance satisfactory to MBIA and the Rating Agencies, to be delivered to the Indenture Trustee, MBIA and the Rating Agencies and (y) the Rating Agencies shall indicate in writing that the taking of such action will not affect the then current rating of any Notes or the shadow rating of this transaction. So long as the Notes remain Outstanding, the Issuer shall not amend its certificate of incorporation without the prior written consent of MBIA.

            (j) Directors. The Issuer agrees that at all times, at least two of the directors of the Issuer will not be a director, officer or employee of any direct or ultimate parent, or Affiliate of the parent or of the Issuer; provided, however, that such independent directors and officers may serve in similar capacities for other "special purpose corporations" formed by the Company and its Affiliates. The Issuer's Certificate of Incorporation shall at all times provide that such independent directors shall have a fiduciary duty to the Holders of the Notes.

            (k) Tax Treatment. Unless and to the extent otherwise required by an applicable taxing authority, the Issuer will treat the Notes as debt of the Issuer.

            (l) Notice of Reserve Account Increase Events; Re-Liening Triggers and Events of Default. Upon the Issuer's obtaining knowledge of the occurrence of any Reserve Account Increase Event, Re-Liening Trigger or Event of Default, the Issuer shall within one Business Day of obtaining such knowledge notify MBIA and the Indenture Trustee of such occurrence in writing.

            (m) Enforcement of this Indenture and Loan Sale Agreement. The Issuer will take all actions necessary, and diligently pursue all remedies available to it, to the extent commercially reasonable, to enforce the obligations of the Servicer under the Servicing Agreement and the Company under the Loan Sale Agreement and to secure its rights thereunder.

            (n) Issuer May Consolidate, etc., Only on Certain Terms. The Issuer shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

            (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or which acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety shall be a Person organized and existing as a corporation under the laws of the United States of America or any State thereof and shall have expressly assumed, by an agreement supplemental hereto, executed and delivered to the Indenture Trustee, in form and substance reasonably satisfactory to MBIA, the obligation and covenants of this Indenture and the Loan Sale Agreement on the part of the Issuer to be performed or observed; and

            (ii) immediately after giving effect to such transaction, no Event of Default or the occurrence of any circumstances which with notice or lapse of time would become an Event of Default (such event, occurrence or circumstance, a "Default") shall have occurred and be continuing; and

            (iii) the Issuer shall have delivered to the Indenture Trustee and MBIA an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel, for the benefit of MBIA, the Indenture Trustee and the Noteholders confirming the enforceability of documents in connection with such consolidation, merger, conveyance or transfer;

            (iv) such consolidation, merger, conveyance or transfer shall be on such terms as shall fully preserve the lien and security of this Indenture, the perfection and priority thereof and the rights and powers of the Indenture Trustee, MBIA and the Noteholders;

            (v) the surviving corporation shall be a "special purpose corporation" having an organizational charter substantially similar to the certificate of incorporation of the Issuer including specific limitations on its business purposes, and provisions for independent directors; and

            (vi) MBIA shall have given its prior written consent, which consent shall not be unreasonably withheld or delayed.

            (o) Successor Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially or in entirety in accordance with this Indenture, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the "Issuer" in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Article shall be released from its liabilities and from its obligations under this Indenture and may be dissolved, wound-up and liquidated at any time thereafter.

            (p) Use of Proceeds. The proceeds from the sale of the Notes will be used by the Issuer (a) to pay the purchase price of the Loan Assets pursuant to the Loan Sale

Agreement and (i) to deposit into the Reserve Account the Reserve Account Initial Deposit and (ii) to deposit the Class B Reserve Account Deposit into the Class B Reserve Account, (b) to pay the expenses associated with this transaction, and (c) for general corporate purposes. None of the transactions contemplated in this Indenture or the Loan Sale Agreement (including the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Securities and Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter 11. The Issuer does not own or intend to carry or purchase any "margin security" within the meaning of said Regulation G, including margin securities originally issued by it or any "margin stock" within the meaning of said Regulation U.

            (q) Consolidated Return. The Issuer and the Company are members of an affiliated group within the meaning of section 1504 of the Code which will file a consolidated return for federal income tax purposes at all times until the termination of this Indenture.

            (r) Taxable Income from the Loan Contracts. The Issuer shall treat the Notes issued by it as debt and shall treat the Loan Contracts as owned by it for Federal, state and local income tax purposes, and the affiliated group of which the Issuer is a member within the meaning of section 1504 of the Code shall treat the Notes issued by the Issuer as debt of the Issuer and shall treat the Loan Contracts as owned by the Issuer for Federal, state and local income tax purposes, and the Issuer and such affiliated group shall report and include in the computation of the Issuer's gross income for such tax purposes the income from the Loan Contracts, and shall deduct the interest paid or accrued with respect to the Notes in accordance with its applicable method of accounting for such purposes.

            (s) Maintenance of Office or Agency. The Issuer will maintain an office or agency within the United States of America where its Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demand to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee as the Paying Agent and its Corporate Trust Office as the office for each of said purposes. The Issuer will give 30 days' prior written notice to the Indenture Trustee, MBIA and the Noteholders of any change in the identity of the Paying Agent or the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee its agent to receive all such presentations, surrenders, notices and demands.

            (t) Limited Waiver of Recourse to Dealers. With respect to each Loan Contract acquired from the Falk Dealer by the Company, sold by the Company to the

Issuer pursuant to the terms of the Loan Sale Agreement and Granted to the Indenture Trustee by the Issuer pursuant to the terms hereof, the Issuer shall not have the right to, and shall not, exercise or accept the benefits of any right of recourse the Issuer may have against the Falk Dealer that otherwise would permit the Issuer to cause such Dealer to pay any amount with respect to such Loan Contract in the event it becomes a Defaulted Loan Contract, except that, with respect to the CFAW Purchase Agreement, such recourse may be exercised to the extent that all Recoveries in the aggregate paid by the Falk Dealer after the Cut-Off Date with respect to the related Loan Contracts as a result of the exercise of such recourse by the Issuer do not exceed an amount equal to 10% of the aggregate Loan Balance as of the Cut-Off Date of all Loan Contracts acquired from such Dealer.

            The form of UCC-1 financing statements filed pursuant to Section 4.01(f) hereof shall contain a statement to the effect that recourse to the Falk Dealer is limited as provided in this paragraph.

            The limitation on recourse provided in this paragraph shall be for the benefit of, and shall be enforceable through specific performance or other remedies available at law or in equity by, the Falk Dealer, the Indenture Trustee or the Noteholders.

            SECTION 3.03. Representations and Warranties Regarding the Loan Assets.

            The Issuer hereby restates and makes each of the representations and warranties with respect to the Loan Contracts and the Vehicles that are made by the Company in the Loan Sale Agreement. Such representations and warranties shall survive any subsequent transfer, assignment, contribution, pledge or conveyance of the Loan Assets.

            SECTION 3.04. Limitation on Liability of Directors, Officers, or Employees of the Issuer.

            The directors, officers, or employees of the Issuer shall not be under any liability to MBIA, the Indenture Trustee, the Custodian, the Noteholders, the Company, the Servicer, the Back-up Servicer or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issuance of the Notes.

                                   ARTICLE IV

                    ISSUANCE OF NOTES; REMOVAL OF COLLATERAL

            SECTION 4.01. Conditions to Issuance of Notes.

            The Notes to be issued on the Closing Date may be executed by the Issuer and delivered to the Indenture Trustee for authentication, and thereupon, the same shall be authenticated and delivered by the Indenture Trustee upon Issuer Order and upon receipt by the Indenture Trustee (or, in the case of the items listed in clause (b) below, the Custodian) of the following:

            (a) the Loan Sale Agreement with the related Loan Schedule attached thereto and the Servicing Agreement;

            (b) the original executed counterpart of each Loan Contract and each original Certificate of Title or the Application for Certificate of Title;

            (c) a Board Resolution of each of the Issuer, the Servicer and the Company authorizing, as applicable, the execution, delivery and performance of the Transaction Documents and the transactions contemplated hereby and by the other Transaction Documents, certified by the Secretary or an Assistant Secretary of the Issuer, the Servicer or the Company, as applicable;

            (d) a copy of an officially certified document, dated not more than
(30) days prior to the Closing Date, evidencing the due organization and good standing of each of the Issuer, the Servicer and AutoInfo in their respective states of incorporation;

            (e) copies of the certificate of incorporation and By-Laws of each of the Issuer, the Servicer and AutoInfo, certified by the Secretary or an Assistant Secretary of the Issuer, the Servicer and AutoInfo, as applicable;

            (f) evidence of filing with the Secretary of State of the state (and with the relevant county, if required by the applicable state law) of the Company's chief executive office of UCC-1 financing statements executed by the Company, as debtor, and naming the Issuer as secured party, and the Loan Assets as collateral and the Indenture Trustee as assignee;

            (g) evidence of filing with the Secretary of State of the state (and with the relevant county, if required by the applicable state law) of the Issuer's chief executive office of UCC-1 financing statements executed by the Issuer, as debtor, and naming the Indenture Trustee for the benefit of the Noteholders and MBIA as secured party, and the Trust Estate as collateral;

            (h) a certificate listing the Servicing Officers of the Servicer as of the Closing Date;

            (i) the Class A Note Insurance Policy for the Class A Notes;

            (j) evidence of the deposit by the Issuer into the Collection Account of any amounts paid on the Loan Contracts since the Cut-Off Date and evidence of the deposit of the Reserve Account Initial Deposit into the Reserve Account and the Class B Reserve Account Deposit into the Class B Reserve Account; and

            (k) such other documents as the Indenture Trustee or MBIA may reasonably require.

            SECTION 4.02. Security for Notes.

            (a) The Issuer and the Company shall file UCC-1 financing statements described in Section 4.01(f) and (g) hereof. From time to time, the Servicer shall, in accordance with the Servicing Agreement, take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Indenture Trustee's and MBIA's respective interests in the Loan Contracts and the security interest in the related Vehicles against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title. If the original Certificate of Title is not available on the Closing Date, the Company shall deliver the Application for Certificate of Title to the Custodian on behalf of the Indenture Trustee on the Closing Date; provided, however, that the Company shall deliver to the Custodian on behalf of the Indenture Trustee the original Certificate of Title relating to each Vehicle within 120 days of the delivery of the Application for Certificate of Title.

            (b) If any change in either the Company's or the Issuer's name, identity, structure or the location of its principal place of business or chief executive office occurs, then the Issuer shall, or the Issuer shall cause the Company, to deliver 30 days' prior written notice of such change or relocation to the Servicer, MBIA and the Indenture Trustee and no later than the effective date of such change or relocation, the Servicer shall file such amendments or statements as may be required to preserve and protect the Indenture Trustee's and MBIA's respective interests in the Trust Estate in accordance with the Servicing Agreement.

            (c) During the term of this Indenture, the Issuer will maintain its chief executive office and principal place of business in one of the States of the United States.

            (d) The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Indenture Trustee's and MBIA's respective right, title and interest in and to the Trust Estate.

            (e) So long as an MBIA Default shall not have occurred and be continuing, upon the occurrence of a Re-Liening Trigger, MBIA may instruct the Indenture Trustee, the Issuer and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to MBIA, be necessary or desirable to perfect or reperfect the security interests in the Vehicles securing the Trust Estate in the name of the Indenture Trustee by amending the title documents of such Vehicles or by such other reasonable means as may, in the opinion of counsel to the MBIA, be necessary or prudent. The Issuer hereby grants to the Indenture Trustee a power of attorney to effect such re-perfection. The Issuer hereby agrees to pay all expenses related to such perfection or re-perfection (and to reimburse the Indenture Trustee for all costs and expenses related therewith) and to take all action necessary therefor.

            SECTION 4.03. Removals of Loan Contracts.

            (a) If at any time the Issuer, the Custodian, MBIA or the Indenture Trustee obtains knowledge (within the meaning of 7.01(e) hereof), discovers or is notified by the Servicer or MBIA that any of the representations and warranties of the Company in the Loan Sale Agreement were incorrect at the time as of which such representations and warranties were made, then the Person discovering such defect, omission, or circumstance shall promptly notify MBIA and the other parties to this Indenture.

            (b) In the event that the Issuer receives notice that any representation or warranty of the Company in the Loan Sale Agreement is incorrect and materially and adversely affects the interests of MBIA or the Holders of the Notes, or of any breach of any of the representations and warranties set forth in Sections 3.01(a)(ii), 3.01(a)(v), 3.01(a)(vii), 3.01(a)(xiv) or 3.01(a)(xvi) of the Loan Sale Agreement or if the Custodian discovers that any Loan Contract File is defective as provided in Section 11.03(b) hereof and in Section 3.09(b) of the Servicing Agreement, the Issuer shall require the Company pursuant to the Loan Sale Agreement to eliminate or otherwise cure the circumstance or condition which has caused such representation or warranty to be incorrect or such defect, as the case may be, within 30 days of discovery or notice thereof. If the Company fails or the Company or the Back-up Servicer is unable to cure such circumstance or condition in accordance with the Loan Sale Agreement, then the Issuer shall require the Company to purchase pursuant to the Loan Sale Agreement any Loan Asset as to which such representation or warranty is incorrect within the time specified in
Section 3.03 of the Loan Sale Agreement. The proceeds of such purchase shall be promptly remitted by the Issuer to the Servicer for deposit by the Servicer in the Collection Account pursuant to Section 3.03 of the Servicing Agreement.

            (c) If the Issuer fails to enforce the purchase obligation of the Company under the Loan Sale Agreement or of the Servicer under the Servicing Agreement, the

Indenture Trustee is hereby appointed attorney-in-fact to act on behalf of and in the name of the Issuer to require such purchase.

            SECTION 4.04. Releases.

            (a) The Issuer shall be entitled to obtain a release from the Indenture Trustee for any Loan Contract and the related Vehicle at any time
(x)(i) after a payment by the Company, the Servicer or the Issuer of the Purchase Price of the Loan Contract, (ii) after liquidation of the Loan Contract in accordance with Section 3.01(b) of the Servicing Agreement and the deposit of all gross Recoveries thereon in the Collection Account or (iii) upon the termination of a Loan Contract (due to among other causes, prepayment in full of the Loan Contract and sale or other disposition of the related Vehicle), or
(y)(i) on the Redemption Date, provided that all of the Notes have been redeemed or (ii) upon the termination of this Indenture, if the Issuer delivers to the Indenture Trustee, the Custodian and MBIA an Officer's Certificate (A) identifying the Loan Contract and Vehicle to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto and (D) certifying that the amount deposited in the Collection Account (x) equals the Purchase Price of the Loan Contract, in the event a Loan Contract and the related Vehicle are being removed from the Trust Estate pursuant to (i) or (ii) above or (y) equals the entire amount of gross Recoveries received with respect to such Loan Contract and related Vehicle in the event of a release pursuant to (iii) above.

            (b) Upon satisfaction of the conditions specified in subsection (a) hereof, the Indenture Trustee shall release from this Indenture and the Custodian shall deliver to or upon the order of the Issuer (or to or upon the order of the Company if it has satisfied its obligations under Section 4.03 hereof and 3.04 of the Loan Sale Agreement with respect to a Loan Contract or to or upon the order of the Servicer if it has satisfied its obligations under
Section 3.04(a)(ii) of the Loan Sale Agreement), the Loan Contract, the Certificate of Title and/or the Application for Certificate of Title and all interests in the Vehicle described in the Issuer's request for release.

            SECTION 4.05. Trust Estate.

            The Indenture Trustee may, and when required by the provisions of Articles Four, Five, Six and Twelve hereof shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions hereof. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article Four shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                                    ARTICLE V

                           SATISFACTION AND DISCHARGE

             SECTION 5.01. Satisfaction and Discharge of Indenture.

            (a) Following payment in full of (i) all of the Notes, (ii) the fees and charges of the Indenture Trustee, (iii) all other obligations of the Issuer under this Indenture and (iv) all amounts owing to MBIA under the Insurance Agreement, and the release by the Indenture Trustee of the Trust Estate in accordance with Section 5.01(b) hereof, the Indenture shall be discharged and the Indenture Trustee shall notify the Rating Agencies thereof.

            (b) Upon payment in full of the amounts referred to in clauses (i) through (iv) of Section 5.01(a) hereof, the Issuer may submit to the Indenture Trustee an Officer's Certificate requesting the release to the Issuer or its designee some or all of the Trust Estate (the "Withdrawn Collateral"), together with a written consent executed by MBIA authorizing such release. Promptly after receipt of such Officer's Certificate and authorization to release from MBIA, the Indenture Trustee shall release the Withdrawn Collateral from the lien of this Indenture, and deliver the Withdrawn Collateral to the Issuer or its designee. The Issuer shall be entitled to deliver more than one such Officer's Certificate and MBIA consent, until the entire Trust Estate is released and delivered to the Issuer or its designee. Notwithstanding the foregoing, MBIA may waive the requirement that the Issuer deliver such Officer's Certificate and authorize the Indenture Trustee by written direction to release all or a portion of the Trust Estate from the lien of this Indenture upon payment in full of the amounts referred to in clauses (i) through (iv) of Section 5.01(a) hereof. Notwithstanding termination of this Indenture, the Indenture Trustee shall remain obligated to make claims under the Class A Note Insurance Policy with respect to any Preference Amount.

            (c) In connection with the discharge of this Indenture and the release of the Trust Estate, the Indenture Trustee shall release from the lien hereof and deliver to or upon the order of the Issuer all property remaining in the Trust Estate and shall execute and file, at the expense of the Issuer, UCC financing statements provided to it evidencing such discharge and release.

            SECTION 5.02. Application of Trust Money.

            Subject to the last paragraph of Section 7.15 hereof, all monies deposited with the Indenture Trustee pursuant to Section 5.01 hereof shall be held in trust and if invested, shall be invested in Eligible Investments of the type described in clause (i) of the definition thereof, and applied by the Indenture Trustee, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying

Agent as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee; but such money need not be segregated from other funds except to the extent required herein or to the extent required by law.

                                   ARTICLE VI

                                    DEFAULTS

            SECTION 6.01. Events of Default.

            "Event of Default" wherever used herein means the occurrence of any one of the following events:

            (a) An Insolvency Event with respect to the Servicer, the Company or the Issuer.

            (b) The occurrence of a Default or a breach of a representation, warranty, or covenant under any of the Transaction Documents by any of the Servicer, the Company or the Issuer which continues unremedied for a period of 30 days after the Servicer, the Company or the Issuer, as the case may be, becomes aware of such Default or breach or other written notice of such Default or breach shall have been given to the Servicer, the Company or the Issuer, as the case may be;

            (c) the occurrence of a Servicer Event of Default pursuant to the Servicing Agreement;

            (d) a payment under the Class A Note Insurance Policy is made by MBIA;

            (e) the cessation of a valid perfected first priority security interest in the Trust Estate (other than the Vehicles) in favor of the Indenture Trustee on behalf of the Noteholders and MBIA;

            (f) the average Delinquency Rate for the most current three months exceeds 20% as of each Determination Date;

            (g) the average Monthly Net Default Rate for the most current three months exceeds 4%;

            (h) the Cumulative Net Default Rate as of each Determination Date exceeds the level specified for such period in the Cumulative Net Default Table;

            (i) on and after the third Payment Date, the amount on deposit in the Reserve Account is less than 12% of the Aggregate Loan Balance as of such Payment Date;

            (j) the weighted average coupon on the outstanding portfolio of Loan Contracts falls below 23%;

            (k) Scott Zecher shall (i) become deceased, (ii) become unable to work, or (iii) cease to be employed by AutoInfo on a full-time basis, and a replacement for Scott Zecher, reasonably acceptable to MBIA, has not commenced employment within 90 days of the occurrence of any of the events in this clause
(k);

            (l) the stockholder's equity of AutoInfo, calculated in accordance with GAAP, as reflected in AutoInfo's most recent annual or quarterly consolidated financial statements is less than $23,750,000;

            (m) AutoInfo's Interest Coverage Ratio is less than 1.25:1 in any two consecutive quarters;

            (n) AutoInfo or any of its Affiliates is in payment default under any indebtedness having an outstanding principal amount of $500,000 or more;

            (o) AutoInfo realizes a net loss from operations in any two consecutive quarters;

            (p) a final, non-appealable judgment shall be entered against, or settlements by, the Servicer, the Company or the Issuer by a court of competent jurisdiction assessing monetary damages in excess of $500,000 and, in the case of a judgment, such judgment shall not have been discharged or stayed within 60 days;

            (q) except as permitted by the Transaction Documents, any assignment by the Servicer of its rights and obligations under the Transaction Documents or any attempt to make such an assignment without the express written consent of MBIA; or

            (r) the occurrence of a Re-Liening Trigger.

            SECTION 6.02. Indenture Trustee May File Proofs of Claim.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of any of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, to intervene in such proceeding or otherwise,

            (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and any other amounts due the Indenture Trustee under Section 7.07 hereof and any other amounts due and owing to the Noteholders) and of MBIA and the Noteholders allowed in such judicial proceeding, and

            (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by MBIA and each Noteholder to make such payments to the Indenture Trustee, and in the event that the Indenture Trustee shall consent to the making of such payments directly to MBIA or the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 7.07 hereof.

            Nothing contained in this Indenture shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of MBIA or any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting MBIA or any of the Notes or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of MBIA or any Noteholder in any such proceeding.

            SECTION 6.03. Indenture Trustee May Enforce Claims Without Possession of Notes.

            (a) In all proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all of the Noteholders, and it shall not be necessary to make any Noteholder a party to any such proceedings.

            (b) All rights of actions and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceedings instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee of an express trust, and any recovery whether by judgment, settlement or otherwise shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes and MBIA.

            SECTION 6.04. Limitation on Suits.

            No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder unless

            (a) an MBIA Default has occurred and is continuing,

            (b) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

            (c) the Controlling Holders shall have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

            (d) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

            (e) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such proceedings; and

            (f) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60 day period by the Controlling Holders; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

            SECTION 6.05. Unconditional Right of Noteholders to Receive Principal and Interest.

            Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal and interest on such Note as such principal and interest becomes due and payable and to institute any proceeding for the enforcement of any such payment against the Issuer on or after one year and one day after the Stated Maturity Date, and such right shall not be impaired without the consent of such Holder.

            SECTION 6.06. Restoration of Rights and Remedies.

            If the Indenture Trustee, MBIA or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee, MBIA or to such Noteholder, then, and in every case, the Issuer, the Indenture Trustee, MBIA and the Noteholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, MBIA and the Noteholders shall continue as though no such proceeding had been instituted.

            SECTION 6.07. Rights and Remedies Cumulative.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of
Section 2.07 hereof, no right or remedy herein conferred upon or reserved to the Indenture Trustee, MBIA or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 6.08. Control by MBIA or Noteholders.

            MBIA or, if an MBIA Default has occurred and is continuing, the Controlling Holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that, in the case of direction by the Noteholders:

            (a) such direction shall not be in conflict with any rule of law or with this Indenture, including, without limitation, any provision hereof which expressly provides fair approval by a greater percentage of Outstanding Principal Amount of all the Notes;

            (b) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 7.01 hereof, the Indenture Trustee need not take any action which a Responsible Officer or Officers of the Indenture Trustee in good faith determines might involve it in personal liability or be unjustly prejudicial to the Controlling Holders; and

            (c) the Indenture Trustee has been furnished reasonable indemnity satisfactory to it against costs, expenses and liabilities which it might incur in connection therewith as provided in Section 7.01(f) hereof.

            SECTION 6.09. Waiver of Certain Events by Less than All.

            MBIA or, if an MBIA Default has occurred and is continuing, the Controlling Holders may on behalf of the Holders of all the Notes waive any past Event of Default, Re-Liening Trigger or Reserve Account Increase Event hereunder and its consequences, except:

            (a) the occurrence of the Event of Default described in 6.01(a) hereof, or

            (b) in respect of a covenant or provision hereof which under Article Nine hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

Upon any such waiver, such Default, Re-Liening Trigger, Event of Default or Reserve Account Increase Event shall cease to exist, and any Event of Default, Re-Liening Trigger or Reserve Account Increase Event or other consequence arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default, Re-Liening Trigger, Event of Default or Reserve Account Increase Event or impair any right consequent thereon.

            SECTION 6.10. Undertaking for Costs.

            All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.10 shall not apply to any suit instituted by the Indenture Trustee or MBIA, or to any suit instituted by the Controlling Holders, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after one year and one day after the Stated Maturity Date expressed in such Note.

            SECTION 6.11. Waiver of Stay or Extension Laws.

            The Issuer covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

            SECTION 6.12. Action on Notes.

            The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders or MBIA shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

            SECTION 6.13. Delay or Omission; Not Waiver.

            No delay or omission of the Indenture Trustee, MBIA or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article Six or by law to the Indenture Trustee, MBIA or to the Noteholders may be exercised from time to time, and as soon as may be deemed expedient, by the Indenture Trustee, MBIA or by the Noteholders, as the case may be, subject in each case, however, to the right of MBIA to control any such right and remedy except as provided in Section 13.13 hereof.

                                   ARTICLE VII

                              THE INDENTURE TRUSTEE

            SECTION 7.01. Certain Duties and Responsibilities of the Indenture Trustee.

            (a) Except during the continuance of an Event of Default known to the Indenture Trustee as provided in subsection (e) below:

            (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in the Transaction Documents, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

            (ii) in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements hereof; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same and to determine whether or not they conform to the requirements hereof.

            (b) In case an Event of Default known to the Indenture Trustee, as provided in subsection (e) below, has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in its exercise, as a reasonable person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (c) No provision hereof shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith, except that:

            (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

            (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Indenture Trustee, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of

      MBIA or the Controlling Holders relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture, the Loan Sale Agreement or the Servicing Agreement in accordance with the terms of this Indenture, the Loan Sale Agreement and the Servicing Agreement; and

            (iv) no provision hereof shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or reasonable indemnity satisfactory to it against such risk or liability is not reasonably assured to it, provided that nothing contained herein shall excuse the Indenture Trustee for failure to perform its duties as Indenture Trustee hereunder.

            (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Article VII.

            (e) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice of any Event of Default, Default, Reserve Account Increase Event, MBIA Default or Re-Liening Trigger unless a Responsible Officer assigned to and working in the Corporate Trust Office has actual knowledge thereof, or unless written notice of any event which is in fact such an Event of Default, Default, Reserve Account Increase Event, Re-liening Trigger or MBIA Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references any of the Notes generally, the Issuer, the Trust Estate or this Indenture.

            (f) The Indenture Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability that is adjudicated, in connection with any action so taken.

            (g) Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) through (h), inclusive, of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this
Section 7.01.

            (h) The Indenture Trustee shall provide the reports and accountings as required pursuant to Section 12.03 hereof.

            (i) If any Loan Contract becomes a Defaulted Loan Contract, the Indenture Trustee shall, subject to the terms of the Servicing Agreement, cooperate with the Issuer or Servicer, or at the request of MBIA, to take such action as may be necessary to assist the Issuer or Servicer in enforcing such payment or performance, including cooperation and/or assistance in the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article Six hereof.

            SECTION 7.02. Notice of Default and Reserve Account Increase Events.

            Promptly after the occurrence of any Event of Default, Default, Re-Liening Trigger, Reserve Account Increase Event or MBIA Default known to the Indenture Trustee (within the meaning of Section 7.01(e) hereof) which is continuing, within one Business Day of obtaining such knowledge, the Indenture Trustee shall transmit by telephonic or telegraphic communication confirmed by mail to MBIA and by mail to the Rating Agencies and, within three Business Days, to all Holders of Notes, as their names and addresses appear on the Note Register, notice of such Event of Default, Default, Reserve Account Increase Event, Re-Liening Trigger or MBIA Default hereunder known to the Indenture Trustee.

            SECTION 7.03. Certain Rights of Indenture Trustee.

            Except as otherwise provided in Section 7.01,

            (a) the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced in writing and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture or any Transaction Document the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) shall be entitled to receive and may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

            (d) the Indenture Trustee may consult with counsel and the written advice of such counsel selected by the Indenture Trustee with due care or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer at the sole cost and expense of the Issuer, upon reasonable notice and at reasonable times personally or by agent or attorney; and

            (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and shall not be liable for the negligence or the misconduct of, or the supervision of such agents, attorneys, custodians and nominees selected by it with due care.

            SECTION 7.04. Not Responsible for Recitals or Issuance of Notes.

            (a) The recitals contained in this Indenture and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or condition of the Trust Estate or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Indenture Trustee hereunder or as to the validity or sufficiency of this Indenture or any of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of any of the Notes or the proceeds thereof or of any money paid to the Issuer or upon Issuer Order under any provisions hereof.

            (b) Except as otherwise expressly provided herein and without limiting the generality of the foregoing, the Indenture Trustee shall bear no responsibility or liability for or with respect to the existence or validity of any Vehicle or Loan Contract, the perfection of any security interest (whether as of the date hereof or at any future time), the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Trust Estate to the Indenture Trustee or of any intervening assignment, the review of any Loan Contract (it being understood that the Indenture Trustee has not reviewed and does not intend to review the substance or form of any such Loan Contract), the performance or enforcement of any Loan Contract, the validity and sufficiency of the Class A Note Insurance Policy, the compliance by the Issuer or the Servicer with any covenant or the breach by the Issuer or the Servicer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Trust Accounts or any loss resulting therefrom (other than as obligor under any Eligible Investment) provided that such monies have been invested in accordance with Section 12.02(c) hereof in Eligible Investments, the acts or omissions of the Issuer, the Servicer, MBIA or any Obligor, any action of the Servicer taken in the name of the Indenture Trustee, or the validity of the Servicing Agreement or the Loan Sale Agreement.

            (c) The Indenture Trustee shall not have any obligation or liability under any Loan Contract by reason of, or arising out of, this Indenture or the granting of a security interest in such Loan Contract hereunder or the receipt by the Indenture Trustee of any payment relating to any Loan Contract pursuant hereto, nor shall the Indenture Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Issuer under or pursuant to any Loan Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Loan Contract.

            SECTION 7.05. May Hold Notes.

            The Indenture Trustee, the Servicer, any Paying Agent, the Note Registrar, any Authenticating Agent or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes, and if operative, may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Servicer, Paying Agent, Note Registrar, Authenticating Agent or such other agent.

            SECTION 7.06. Money Held in Trust.

            Money and investments held in trust by the Indenture Trustee or any Paying Agent hereunder shall be held in one or more trust accounts hereunder but need not be segregated from other funds, except to the extent required herein or required by law. The Indenture Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer or otherwise specifically provided herein.

            SECTION 7.07. Compensation and Reimbursement.

            (a) The Issuer agrees:

            (i) to pay the Indenture Trustee its fee for all services rendered by it hereunder as Indenture Trustee, in the amount of the Trustee Fee (which compensation shall not otherwise be limited by any provision of law in regard to the compensation of a trustee of an express trust), and to pay to the Back-up Servicer its fee for all services rendered hereunder and under the Servicing Agreement as Back-up Servicer, in the amount of the Back-up Servicer Fee;

            (ii) except as otherwise expressly provided herein, to reimburse the Indenture Trustee or the Back-up Servicer, as the case may be, upon its request for all reasonable out-of-pocket costs and expenses, disbursements and advances incurred or made by the Indenture Trustee or the Back-up Servicer in accordance with any provision of this Indenture or the Servicing Agreement (including the reasonable compensation and the expenses and disbursements of the Indenture Trustee's and Back-up Servicer's agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

            (iii) to indemnify and hold harmless the Trust Estate and the Indenture Trustee and the Back-Up Servicer and their respective directors, officers and employees from and against any loss, liability, expense, damage or injury (other than those attributable to a Noteholder in its capacity as an investor in any of the Notes) sustained or suffered pursuant to this Indenture in connection with the transactions contemplated hereby or by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Indenture Trustee (including, without limitation, any violation of any applicable laws by the Issuer as a result of the transactions contemplated by this Indenture), including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, that the Issuer shall not indemnify the Indenture Trustee if such loss, liability, expense, damage or injury is due to the Indenture Trustee's gross negligence or willful misconduct, willful misfeasance or bad faith in the performance of duties. Any indemnification pursuant to this Section shall only be payable from the assets of the Issuer and shall not be payable from the assets of the Trust Estate. The provisions of this indemnity shall run directly to and be enforceable by an injured person subject to the limitations hereof including Section 13.14 and this indemnification agreement shall survive the termination of this Indenture and the earlier resignation or removal of the Indenture Trustee or the Back-Up Servicer, as the case may be.

            SECTION 7.08. Corporate Trustee Required; Eligibility.

            There shall at all times be a trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, acceptable to MBIA, subject to supervision or examination by Federal or state authority and having an office within the United States of America, and which shall have a commercial paper or other short-term rating of the highest short-term rating categories by each of the Rating Agencies, or otherwise acceptable to each of the Rating Agencies. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            SECTION 7.09. Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee acceptable to MBIA under Section 7.10 hereof.

            (b) The Indenture Trustee may resign at any time by giving 30 days' written notice thereof to the Issuer, MBIA and to each Noteholder. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, appoint a successor Indenture Trustee in compliance with Section
7.08 hereof.

            (c) The Indenture Trustee may be removed by MBIA or, if an MBIA Default has occurred and is continuing, by the Controlling Holders, at any time if one of the following events have occurred:

            (i) the Indenture Trustee shall cease to be eligible under Section
      7.08 hereof and shall fail to resign after written request therefor by the Issuer, MBIA or by any Noteholder, or

            (ii) the Indenture Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

            (iii) the Indenture Trustee has failed to perform its duties hereunder or has breached any representation or warranty made herein.

            (d) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause with respect to any of the Notes, the Issuer by a Board Resolution shall with the prior consent of MBIA promptly appoint a successor Indenture Trustee reasonably satisfactory to MBIA. If no successor Indenture Trustee shall have been so appointed by the Issuer within 30 days of notice of removal or resignation and shall have accepted appointment in the manner hereinafter provided, then MBIA may appoint a successor Indenture Trustee. If MBIA shall fail to appoint a successor Indenture Trustee within 90 days or an MBIA Default shall have occurred and is continuing, then the Controlling Holders or the Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee with respect to the Notes.

            (e) The Issuer shall give notice in the manner provided in Sections
13.02 and 13.03 hereof of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee with respect to the Notes to the Noteholders, MBIA and the Rating Agencies. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

            SECTION 7.10. Acceptance of Appointment by Successor.

            Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee but, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its reasonable out-of-pocket costs and expenses, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.


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

            No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be eligible under this Article. No Indenture Trustee hereunder shall be liable for the acts or omissions of any successor Indenture Trustee hereunder.

            SECTION 7.11. Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee.

            Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto, and notice thereof shall be provided by the Indenture Trustee to the Noteholders, MBIA and the Rating Agencies. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

            SECTION 7.12. Co-Indenture Trustees and Separate Indenture Trustees.

            At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer, MBIA and the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee, MBIA or of the Holders representing at least 25% in Outstanding Principal Balance of all Notes, the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee and meeting the requirements of Section 7.08 hereof, either to act as co-Indenture Trustee, jointly with the Indenture Trustee of all or any part of such Trust Estate, or to act as separate Indenture Trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment. Any co-Indenture Trustee or separate Indenture Trustee shall be acceptable to MBIA.

            Should any written instrument from the Issuer be reasonably required by any co-Indenture Trustee or separate Indenture Trustee so appointed for more fully confirming to such co-Indenture Trustee or separate Indenture Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

            Every co-Indenture Trustee or separate Indenture Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

            (i) the Notes shall be authenticated and delivered by, and all rights, powers, duties and obligations under this Indenture in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee under this Indenture, shall be exercised solely by the Indenture Trustee;

            (ii) the rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee by this Indenture in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-Indenture Trustee or separate Indenture Trustee jointly, as shall be provided in the instrument appointing such co-Indenture Trustee or separate Indenture Trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-Indenture Trustee or separate Indenture Trustee;

            (iii) the Indenture Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by a Board Resolution, may accept the resignation of or remove any co-Indenture Trustee or separate Indenture Trustee, appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-Indenture Trustee or separate Indenture Trustee without the concurrence of the Issuer. Upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-Indenture Trustee or separate Indenture Trustee that has so resigned or been removed may be appointed in the manner provided in this Section 7.12;

             (iv) no co-Indenture Trustee or separate Indenture Trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee or any other such Indenture Trustee hereunder nor shall the Indenture Trustee be liable by reason of any act or omission of any co-Indenture Trustee or separate

      Indenture Trustee selected by the Indenture Trustee with due care or appointed in accordance with directions to the Indenture Trustee pursuant to Section 6.08 hereof; and

            (v) any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-Indenture Trustee and separate Indenture Trustee.

            SECTION 7.13. Rights with Respect to the Servicer.

            The Indenture Trustee's rights and obligations with respect to the Servicer and the Back-up Servicer shall be governed by the Servicing Agreement.

            SECTION 7.14. Appointment of Authenticating Agent.

            The Indenture Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee to authenticate Notes issued upon original issue or upon exchange, registration of transfer or pursuant to Section 2.05 hereof, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. Wherever reference is made herein to the authentication and delivery of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication or the delivery of Notes to the Indenture Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Indenture Trustee by an Authenticating Agent and delivery of the Notes to the Authenticating Agent on behalf of the Indenture Trustee. Each Authenticating Agent shall be acceptable to the Issuer, MBIA and the Noteholders and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by Federal or state authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Authenticating Agent; provided, such corporation shall be otherwise eligible under this Section.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee, MBIA and to the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, MBIA and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and MBIA and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes, if any, with respect to which such Authenticating Agent will serve, as their names end addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            The Indenture Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Indenture Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 7.07 hereof.

            If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Indenture Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

            This is one of the Notes described in the within-mentioned
Indenture.


                                        BANKERS TRUST COMPANY
                                           As Indenture Trustee

                                        By: ___________________________

                                               As Authenticating Agent


                                        By: ___________________________

                                                 Authorized Officer


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            SECTION 7.15. Money for Note Payments to Be Held in Trust.

            The Indenture Trustee shall execute and deliver, and if there is any Paying Agent other than the Indenture Trustee, the Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee, the Rating Agencies and MBIA an instrument in which such Paying Agent shall agree with the Indenture Trustee that, subject to the provisions of this Section, such Paying Agent will:

            (i) hold all sums held by it for the payment of principal or interest on Notes in trust for the benefit of the Noteholders entitled thereto and MBIA until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (ii) give the Indenture Trustee, MBIA, the Rating Agencies and the Noteholders notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal or interest; and

            (iii) at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent.

            The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Indenture Trustee or any Paying Agent in trust for the payment of the principal or interest on any Note and remaining unclaimed for three years after such principal or interest has become due and payable shall be paid to the Issuer upon written request or to MBIA (upon its written request) if such money represents payments made by MBIA; and the Holder of such Note shall thereafter, as an unsecured general creditor, and subject to any applicable statute of limitations, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee, such Paying Agent or MBIA with respect to such trust money or the related Note, shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice


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

that such money remains unclaimed and that, after a date specified therein, which shall be not less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer or MBIA, as applicable; and provided, further, that any amounts held that are proceeds of a claim made under the Class A Note Insurance Policy shall be returned to MBIA, and the Noteholders shall look only to MBIA for such payments. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address as shown on the Note Register for each such Noteholder).


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                                  ARTICLE VIII

                        THE CLASS A NOTE INSURANCE POLICY

            SECTION 8.01. Payments under the Class A Note Insurance Policy.

            If, on the close of business on the third Business Day immediately prior to any Payment Date with respect to the Class A Notes, the sum of amounts on deposit in (i) the Collection Account and (ii) the Reserve Account are not sufficient to pay the Class A Interest Payment Amount on such Payment Date in accordance with Section 12.02(d)(v) hereof, the Indenture Trustee shall, no later than 10:00 a.m. New York time, on the second Business Day immediately preceding such Payment Date make a claim under the Class A Note Insurance Policy in an amount equal to such insufficiency. In addition, if on the close of business on the third Business Day immediately prior to any Payment Date for the Class A Notes, the sum of amounts on deposit in (i) the Collection Account and
(ii) the Reserve Account are not sufficient to pay the Class A Principal Payment Amount in accordance with Section 12.02(d)(viii) hereof, the Indenture Trustee shall, no later than 10:00 a.m. New York time, on the second Business Day immediately preceding such Payment Date, make a claim under the Class A Note Insurance Policy in an amount equal to such insufficiency. Proceeds of claims on the Class A Note Insurance Policy shall be deposited in the Collection Account, shall remain uninvested and shall be used solely to pay amounts due in respect of interest and principal on the Class A Notes on each Payment Date.

            In addition, on any day that the Indenture Trustee has actual knowledge or receives written notice that any amount previously paid to a Class A Noteholder has been subsequently recovered from such Noteholder pursuant to a final order of a court of competent jurisdiction that such payment constitutes an avoidable preference within the meaning of any applicable bankruptcy law to such Noteholder (a "Preference Amount"), the Indenture Trustee shall make a claim within one Business Day upon the Class A Note Insurance Policy for the full amount of such Preference Amount in accordance with the terms of the Class A Note Insurance Policy. Any proceeds of any such Preference Amount received by the Indenture Trustee shall be paid to the related Class A Noteholders.


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                                   ARTICLE IX

                             AMENDMENTS TO INDENTURE

            SECTION 9.01. Amendments without Consent of Noteholders.

            The Issuer and the Indenture Trustee, with the consent of MBIA but without the consent of the Holders of any Notes, at any time and from time to time, may amend this Indenture for any of the following purposes:

            (a) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property; or

            (b) to evidence the succession of another Person to the Issuer, and the assumption by such successor of the covenants of the Issuer herein and in the Notes contained, in accordance with Section 3.02(o) hereof; or

            (c) to add to the covenants of the Issuer, for the benefit of MBIA and the Holders of all Notes, or to surrender any right or power herein conferred upon the Issuer; or

            (d) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee; or

            (e) to cure any ambiguity with respect to any provision herein which may be defective or inconsistent with any other provisions with respect to matters or questions arising hereunder, which shall not be inconsistent with the provisions hereof, provided that such action shall not adversely affect the interests of the Holders of the Notes; or

            (f) to evidence the succession of the Indenture Trustee pursuant to Article Seven hereof; or

            (g) to add events to the list of Events of Default, Reserve Account Increase Events, or Re-Liening Triggers.

            The Indenture Trustee is hereby authorized to join in the execution of any such amendment and to make any further appropriate agreements and stipulations that may be therein contained, but the Indenture Trustee shall not be obligated to enter into any such amendment that affects the Indenture Trustee's own rights, duties, liabilities, indemnities or immunities under this Indenture or otherwise.


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

            Promptly after the execution by the Issuer and the Indenture Trustee of any amendment pursuant to this Section, the Issuer shall mail to the Rating Agencies, the Custodian, MBIA and each Noteholder a copy of such amendment.

            SECTION 9.02. Amendments with Consent of Noteholders.

            (a) With the consent of MBIA and the Controlling Holders, by Act of said Holders delivered to the Issuer and the Indenture Trustee, the Issuer and the Indenture Trustee may enter into amendments hereto for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes hereunder other than as described in paragraphs (a) through (g) of Section 9.01; provided, however, that no such amendment shall, without the consent of the Holders of each outstanding Note affected thereby:

            (i) change the Stated Maturity Date of any Note or the due date of any installment of principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the Note Interest Rate or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment; or

            (ii) reduce the percentage in the Class A Note Balance or the Class B Note Balance, the consent of the Holders of which is required for any such amendment, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or Events of Default or their consequences; or

            (iii) impair or adversely affect the Trust Estate; or

            (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

            (v) modify any of the provisions of this Section 9.02, except to increase the percentage of Holders required for any modification or waiver or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of each Holder of each Outstanding Note affected thereby; or

            (vi) permit the creation of any lien ranking prior to or on parity with the lien of this Indenture with respect to any part of the Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture; or

            (vii) modify any of Section 12.02(d) hereof.


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

            (b) The Indenture Trustee is hereby authorized to join in the execution of any amendment pursuant to clause (a) above and to make any further appropriate agreements and stipulations that may be therein contained, but the Indenture Trustee shall not be obligated to enter into any such amendment that affects the Indenture Trustee's own rights, duties, liabilities, indemnities or immunities hereunder. It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any amendment, but it shall be sufficient if such Act shall approve the substance thereof. Promptly after the execution by the Issuer and the Indenture Trustee of any amendment pursuant to this Section, the Issuer shall mail to the Holders of the Notes, MBIA, the Custodian and the Rating Agencies a copy of such amendment.

            SECTION 9.03. Execution of Amendments.

            In executing any amendments permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee and MBIA shall be entitled to receive upon request to the Issuer, and (subject to Section 7.01 hereof) shall be fully protected in relying in good faith upon, an Opinion of Counsel reasonably acceptable to the Indenture Trustee and MBIA, and an Officer's Certificate, stating that the execution of such amendments is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such amendments which affects the Indenture Trustee's own rights, duties, indemnities or immunities hereunder or otherwise.

            SECTION 9.04. Effect of Amendments.

            Upon the execution of any amendment under this Article, this Indenture shall be modified in accordance therewith, and such amendment shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            SECTION 9.05. Reference in Notes to Amendments.

            Notes authenticated and delivered after the execution of any amendment pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.


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                                    ARTICLE X

                               REDEMPTION OF NOTES

            SECTION 10.01. Redemption at the Option of the Servicer; Election to Redeem.

            The Servicer shall have the option to redeem all of the Outstanding Notes of any Class at any time the Outstanding Class A Note Balance or Outstanding Class B Note Balance of the Notes of such Class is less than 10% of the Initial Class A Note Balance or Initial Class B Note Balance, in each case at the applicable Redemption Price plus any fees due hereunder and all amounts due to MBIA under the Insurance Agreement; provided, however, that the Class B Notes may not be redeemed before the Class A Notes. MBIA shall have the same option to redeem any Class A Notes in the absence of the exercise thereof by the Servicer.

            The Servicer or MBIA, as applicable, shall set the Redemption Date and the Redemption Record Date for the Notes and give written notice thereof to the Indenture Trustee pursuant to Section 10.02 hereof.

            Installments of interest and principal that are due regarding the Notes on or prior to the related Redemption Date shall continue to be payable to the Holders of such Notes called for redemption as of the relevant Record Dates according to their terms and the provisions of Section 2.08 hereof. The election of the Servicer or MBIA to redeem any Notes pursuant to this Section shall be evidenced by a Board Resolution or written notice from MBIA, respectively, directing the Indenture Trustee to make the payment of the Redemption Price on all of the Notes to be redeemed from monies deposited with the Indenture Trustee pursuant to Section 10.04 hereof.

            SECTION 10.02. Notice to Indenture Trustee; Deposit of Redemption Price.

            In the case of any redemption pursuant to Section 10.01 hereof, the Servicer or MBIA, as applicable, shall, at least 15 days prior to the related Redemption Date, notify the Indenture Trustee, MBIA and the Noteholders in writing of such Redemption Date and shall deposit into the Redemption Account on such notification date an amount equal to the Redemption Price of all Notes to be redeemed on such Redemption Date plus any fees and interest due under Section 12.02(d)(i) through (vi) (and, with respect to the Class B Notes, (vii)) and all amounts due to MBIA under the Insurance Agreement. Any notice given to the Indenture Trustee hereunder shall include all information required by Section
10.03 hereof.


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

            SECTION 10.03. Notice of Redemption by the Indenture Trustee.

            Upon receipt of such notice and such deposit set forth in Section
10.02 above, the Indenture Trustee shall provide notice of redemption pursuant to Section 10.01 hereof by first-class mail, postage prepaid, mailed no later than the Business Day following the date on which such deposit was made, to MBIA and each Holder of Notes whose Notes are to be redeemed, at the address specified in the Note Register.

      All notices of redemption shall state:

      (1) the applicable Redemption Date;

      (2) the applicable Redemption Price; and

      (3) that on such Redemption Date, the Redemption Price will become due and payable upon each such Note, and that interest thereon shall cease to accrue on such date.

            Notice of redemption of Notes shall be given by the Indenture Trustee in the name and at the expense of the Servicer or MBIA, as applicable. Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

            SECTION 10.04. Notes Payable on Redemption Date.

            Notice of redemption having been given as provided in Section 10.03 hereof, the Notes to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date (unless the Issuer or MBIA, as applicable, shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. On the applicable Redemption Date, the Indenture Trustee shall withdraw the applicable Redemption Price from the Redemption Account and the Holders of such Notes shall be paid the Redemption Price by the Paying Agent on behalf of the Servicer; provided, however, that installments of principal and interest that are due regarding such Notes on or prior to such Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Record Dates according to their terms and the provisions of Section 2.08 hereof.

            If the Holders of any Note called for redemption shall not be so paid, the principal shall, until paid, bear interest from the applicable Redemption Date at the related Note Interest Rate.


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            SECTION 10.05. Release of Loan Contracts to the Servicer.

            In connection with any redemption by the Servicer permitted under this Article Ten, the Servicer shall be permitted to obtain a release of all or a portion of the related Loan Contracts as provided in Section 4.04 hereof to the extent that (a) after giving effect to such release, the product of (i) the Aggregate Loan Balance and (ii) the sum of the Class A Percentage and the Class B Percentage equals or exceeds the Outstanding Aggregate Note Balance of all Notes (after giving effect to such redemption) and (b) provided that, the applicable Redemption Price shall have been deposited into the Redemption Account as required by Section 10.02.

            SECTION 10.06. Release of Loan Contracts to MBIA.

            In connection with any redemption by MBIA permitted under this Article Ten, MBIA shall be permitted to obtain a release of all or a portion of the related Loan Contracts as provided in Section 4.04 hereof to the extent that
(a) after giving effect to such release, the product of (i) the Aggregate Loan Balance and (ii) the Class A Percentage equals or exceeds the Class A Note Balance of the Class A Notes (after giving effect to such redemption) and (b) provided that, the applicable Redemption Price shall have been deposited into the Redemption Account as required by Section 10.02.


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                                   ARTICLE XI

                                  THE CUSTODIAN

            SECTION 11.01. Acceptance by Indenture Trustee and Appointment of the Custodian.

            (a) The Indenture Trustee hereby acknowledges the conveyance of the Loan Assets and declares that the Indenture Trustee, through the Custodian and/or through one or more other custodians acceptable to MBIA, which other custodians may, with MBIA's prior written consent, include the Servicer (the Custodian and each such other custodian a "Pledged Asset Custodian"), will hold such Loan Assets conveyed by the Issuer, for the use and benefit of the Noteholders and MBIA subject to the terms and provisions hereof; provided, that in respect of the items described in clauses (i) and (v) of the definition of "Loan Contract Files" (such items, the "Custodial File"), the Custodian shall be the custodian. The Custodian may, upon receipt of a Request for Release of Documents from the Servicer, release any Custodial File to the Servicer, for the limited purpose, if necessary, of temporarily assisting the Servicer to conduct collection and other servicing activities; provided, however, that prior to being released to the Servicer all documents to be released in such Custodial File shall be conspicuously stamped to reflect the sale to the Issuer and the security interest of the Indenture Trustee in the related Loan Assets; provided, further, that if either an Event of Default or Re-Liening Trigger shall have occurred and be continuing, no part of any Custodial File shall be released by the Custodian to the Servicer without MBIA's prior written consent, which shall be evidenced by MBIA's execution of the Request for Release of Documents. Except as noted above, no part of the Custodial File shall be delivered by the Custodian to the Company or the Servicer or otherwise released from the possession of the Custodian. Neither the Indenture Trustee nor any Pledged Asset Custodian shall be under any duty or obligation to inspect, review or examine any document, instrument, certificate, agreement or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face.

            The Indenture Trustee shall not appoint a Pledged Asset Custodian other than itself, the Custodian or the Servicer in respect of any Loan Contract File or Loan Asset unless such Person shall be acceptable to MBIA and shall have entered into an agreement with the Indenture Trustee, for the benefit of the Noteholders and MBIA, the Indenture Trustee, the Issuer, and the Servicer, containing provisions substantially similar to Sections 11.01(b)-(e) inclusive.

            (b) The Custodian shall hold and hereby acknowledges that it is holding the Custodial File documents (except for those noted on an exception report given to the Indenture Trustee on the Closing Date) as the agent of the Indenture Trustee for the use and benefit of the Noteholders and MBIA with respect thereto. The Indenture Trustee shall not have any responsibility, duty, obligation or liability with respect to any Pledged


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

Asset Custodian acting as a custodian hereunder or with respect to any document, agreement, certificate or instrument held or purported to be held by any Pledged Asset Custodian. Neither the Custodian nor the Indenture Trustee shall have any responsibility or liability with respect to any Loan Asset or Loan Contract Files not conveyed by the Issuer hereunder.

            (c) The Custodian shall perform its duties as a Pledged Asset Custodian in accordance with the terms of this Indenture, the Servicing Agreement and applicable law and, to the extent consistent with such terms, in the same manner in which, and with the same care, skill, prudence and diligence with which, it administers files for other portfolios, if any, giving due consideration to customary and usual standards of practice of prudent custodians. The Custodian shall promptly report to the Indenture Trustee and to MBIA, any failure by it to hold the complete set of Custodial Files as herein provided and shall promptly take appropriate action to remedy any such failure.

            The Custodian as a Pledged Asset Custodian, shall have and perform the following powers and duties:

            (i) hold the Custodial Files on behalf of the Indenture Trustee for the benefit of the Noteholders and MBIA, maintain accurate records pertaining to each Loan Contract to enable it to comply with the terms and conditions of this Indenture, and maintain a current inventory thereof;

            (ii) implement policies and procedures in accordance with the Custodian's normal business practices with respect to the handling and custody of the Custodial Files so that the integrity and physical possession of the Custodial Files will be maintained; and

            (iii) attend to all details in connection with maintaining custody of the Custodial Files on behalf of the Indenture Trustee on behalf of the Noteholders and MBIA.

            (d) In acting as a Pledged Asset Custodian, the Custodian agrees further that it does not and will not have or assert any beneficial ownership interest in the Loan Contracts or the Custodial Files or any other Loan Asset. The Custodian shall ensure that each original or copy of a contractual document with an Obligor, and its master data processing records evidencing each Loan Contract that has been released to the Servicer has been marked with a legend, evidencing that each Loan Contract has been pledged to the Indenture Trustee for the benefit of the Noteholders and MBIA, together with all right and title thereto and interest therein as provided herein.

            (e) The Custodian agrees to maintain any Custodial Files in its possession at its office located in Richmond, Virginia, or at such other offices as shall from time to time be identified by prior written notice to the Indenture Trustee.


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

            SECTION 11.02. Obligations of the Custodian.

            (a) With respect to the documents constituting each Custodial File which is delivered to the Custodian or which come into the possession of the Custodian, the Custodian is the custodian for the Indenture Trustee exclusively. The Custodian shall hold all documents received by it constituting the Custodial Files for the exclusive use and benefit of the Indenture Trustee on behalf of the Noteholders and MBIA, and shall make disposition thereof only in accordance with this Indenture, the Servicing Agreement or the instructions furnished by the Indenture Trustee provided such instructions are consistent with this Indenture and the Servicing Agreement unless otherwise directed in writing by MBIA. The Custodian shall segregate and maintain continuous custody of all documents constituting the Loan Contract Files in secure and fireproof facilities in accordance with customary standards for such custody. The Custodian makes no representations as to and shall not be responsible to verify
(i) the validity, legality, enforceability, sufficiency, due authorization, recordability or genuineness of any document in the Loan Contract Files or of any of the Loan Contracts or (ii) the collectability, insurability, effectiveness or suitability of any Loan Contract.

            (b) Upon the payment in full of any Loan Contract or redemption of the Notes by the Issuer or MBIA, which shall be evidenced by the delivery to the Custodian of the Request for Release of Documents, the Custodian shall promptly release the related Custodial File to the Servicer or MBIA unless otherwise instructed by such party.

            SECTION 11.03. Certification.

            (a) Within 45 days after the Closing Date, the Custodian shall ascertain that all documents referred to in Schedule 1 hereto with respect to Loan Contracts are in its possession, and shall deliver to the Indenture Trustee and MBIA a certification in the form of Exhibit F to the effect that, as to each Custodial File listed in the Loan Schedule (other than any Loan Contract paid in full or any Loan Contract specifically identified in such certification as not covered by such certification): (i) all documents required to be in the Custodial Files are in its possession and (ii) such documents have been reviewed by it and appear regular on their face and relate to such Loan Contract. In making this certification, the Custodian shall separately list those Loan Contracts for which an original Certificate of Title was not found in the relevant Custodial File, subject to Section 2.03 of the Loan Sale Agreement, and shall, within 120 days after the Closing Date deliver to the Indenture Trustee and MBIA a certification in the form of Exhibit F to the effect that, as to each such Custodial File (other than any Loan Contract paid in full or any Loan Contract specifically identified in such certification as not covered by such certification): (i) all documents required to be in the Custodial File are in its possession and (ii) such documents have been reviewed by it and appear regular on their face and relate to such Loan Contract.

            (b) If the Custodian during the process of reviewing the Custodial Files, whether pursuant to clause (a) above or Section 11.04 hereof, finds any document constituting a part of a Custodial File which is not executed, has not been received, is unrelated to the Loan Contract identified in the Loan Schedule, or does not conform to the requirements of clause (a) above or the description thereof as set forth in the Loan Schedule, then the Custodian shall promptly so notify the Issuer, the Company, MBIA and the Indenture Trustee.

            The Issuer will use reasonable efforts to remedy a material defect in a document constituting part of a Custodial File of which it is so notified by the Custodian. If, however, within 60 days after the Custodian's notice to it respecting such defect the Issuer has not remedied or caused the Company to remedy the defect and the defect materially and adversely affects the interest of the Indenture Trustee or of the Noteholders or MBIA in the related Loan Contract, the Issuer will, on the Determination Date next succeeding the end of such 60 day period to purchase such Loan Contract, which Purchase Price shall be deposited in the Collection Account.

            SECTION 11.04. Future Defects.

            During the term of this Indenture, if the Custodian discovers any defect with respect to the Custodial Files, the Custodian shall give written specification of such defect to the Indenture Trustee, the Issuer, the Company and MBIA.

            SECTION 11.05. Fees of Custodian.

            The Custodian shall charge such fees for its services under this Indenture as are set forth in a separate agreement between the Custodian and the Servicer, the payment of which fees, together with the Custodian's expenses in connection herewith, shall be solely the obligation of the Servicer. The Custodian shall perform its obligations under the Transaction Documents notwithstanding nonpayment of the fees and expenses of the Custodian.

            SECTION 11.06. Liability of Custodian.

            Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct.


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

            SECTION 11.07. Reliance of Custodian.

            In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Indenture; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Indenture.

            SECTION 11.08. Transmission of Custodial Files.

            Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with the transmission of files and loan documents in the performance of the Custodian's duties hereunder shall be delivered by the Servicer to the Custodian prior to any shipment of any files and loan documents hereunder. Pursuant to the Servicing Agreement, the Servicer will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance in connection with shipment of the Custodial Files against loss or damage to files and loan documents as the Servicer deems appropriate. Without limiting the generality of the provisions of Section 11.06 hereof, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Indenture Trustee, arising out of actions of the Custodian consistent with instructions of the Servicer unless such instructions are inconsistent with the Transaction Documents.

            SECTION 11.09. Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Custodian and no appointment of a successor Custodian pursuant to this Article Eleven shall become effective until the acceptance of appointment by the successor Custodian under Section
11.10 hereof.

            (b) The Custodian may resign at any time by giving 30 days' prior written notice thereof to the Issuer, MBIA and the Indenture Trustee. If an instrument of acceptance by a successor Custodian shall not have been delivered to the Custodian within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian. Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, appoint a successor Custodian.


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            (c) The Custodian may be removed by MBIA or, if an MBIA Default has occurred and is continuing, by the Controlling Holders, at any time if one of the following events have occurred:

            (i) the Custodian shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Custodian or of its property shall be appointed, or any public officer shall take charge or control of the Custodian or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

            (ii) the Custodian has failed to perform its duties under any Transaction Document or any side agreements with the Servicer or has breached any representation or warranty made herein or therein.

            (d) If the Custodian shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Custodian for any cause with respect to any of the Notes, the Issuer, by a Board Resolution shall, with the prior consent of MBIA, promptly appoint a successor Custodian reasonably satisfactory to MBIA. If no successor Custodian shall have been so appointed by the Issuer within 30 days of notice of removal or resignation and shall not have accepted appointment in the manner hereinafter provided, then MBIA may appoint a successor Custodian. If MBIA shall fail to appoint a successor Custodian within 90 days or if an MBIA Default shall have occurred and is continuing, then the Controlling Holders may petition any court of competent jurisdiction for the appointment of a successor Custodian with respect to the Notes.

            (e) The Issuer shall give notice in the manner provided in Sections
13.02 and 13.03 hereof of each resignation and each removal of the Custodian and each appointment of a successor Custodian to the Indenture Trustee, MBIA and the Rating Agencies. Each notice shall include the name of the successor Custodian and the address of its chief executive office.

            SECTION 11.10. Acceptance of Appointment by Successor.

            Every successor Custodian appointed hereunder shall be acceptable to MBIA and shall execute, acknowledge and deliver to the Issuer, the Indenture Trustee, MBIA and the retiring Custodian an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Custodian shall become effective and such successor Custodian, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Custodian but, on request of the Issuer, the Indenture Trustee, MBIA or the successor Custodian, such retiring Custodian shall execute and deliver an instrument transferring to such successor Custodian all the rights, powers and trusts of the retiring Custodian, and shall duly assign, transfer and deliver to such successor Custodian all property and money held by such retiring Custodian hereunder. Upon request of any such successor Custodian, the Issuer or the


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Indenture Trustee on behalf of the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Custodian all such rights, powers and trusts.

            No successor Custodian shall accept its appointment unless at the time of such acceptance such successor Custodian shall be acceptable to MBIA and shall be eligible under this Article Eleven.

            SECTION 11.11. Merger, Conversion, Consolidation or Succession to Business of Custodian.

            Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation succeeding to all or substantially all of the business of the Custodian, shall be the successor of the Custodian hereunder, provided such Person shall be acceptable to MBIA and shall be otherwise qualified and eligible, without the execution or filing of any paper or any further act on the part of any of the parties hereto, and notice thereof shall be provided by the Custodian to the Indenture Trustee, MBIA and the Rating Agencies.

            SECTION 11.12. Representations and Warranties of the Custodian. The Custodian represents and warrants to, and agrees with the Indenture Trustee, MBIA and the Issuer, as of the Closing Date that:

            (a) The Custodian is duly organized as a state banking association under the laws of the Commonwealth of Virginia, is validly existing, in good standing and has the corporate power and authority under the laws of the United States of America to conduct its business as now conducted.

            (b) The Custodian has full corporate power and authority under the laws of the United States of America to enter into and perform all transactions contemplated herein and no consent, approval, authorization or order of any federal court or governmental agency or body governing or having jurisdiction with respect to the Custodian's custodial powers is required for the Custodian to enter into this Indenture and to perform its obligations hereunder.

            (c) The execution, delivery and performance by it of this Indenture
(a) do not violate any provision of any law or regulation governing the banking or the custodial powers of the Custodian or any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to the Custodian or any of its assets, (b) do not violate any provision of its corporate charter or by-laws, or (c) do not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any of the property acquired by


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the Issuer pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking other than this Indenture to which it is a party.

            (d) This Indenture has been duly executed and delivered by the Custodian and constitutes the legal, valid and binding agreement of the Custodian, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

            (e) Nothing has come to the Custodian's attention indicating that, with respect to the Loan Contracts and the Vehicles (i) there exist any adverse claims, lien, or encumbrances against any of the same; (ii) any Loan Contract was overdue or had been dishonored or subject to the circumstances described in ss. 3.304 of the Uniform Commercial Code as in effect in the State of New York, or (iii) there exists any other defense against or claim to the Loan Contracts by any other person or entity. For purposes of this subsection (e), the Custodian shall not be deemed to have notice or knowledge of the foregoing matters unless a Responsible Officer assigned to and working in the Custodian's Corporate Trust Administration Department shall have actual knowledge thereof or written notice thereof is received by the Custodian in accordance herewith.


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                                   ARTICLE XII

                             ACCOUNTS AND ACCOUNTING

            SECTION 12.01. Collection of Money; Class B Reserve Account Deposit.

            (a) Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant hereto. The Indenture Trustee shall, upon request from the Servicer, provide the Servicer with sufficient information regarding the amount of collections deposited by the Indenture Trustee in the accounts established pursuant to this Article Twelve, in order to permit the Servicer to perform its duties under the Servicing Agreement. The Indenture Trustee shall hold all such money and property so received by it as part of the Trust Estate and shall apply it as provided herein. As of the Closing Date, the Servicer shall cause all payments theretofore made with respect to the Loan Contracts that were due on and after the Cut-Off Date and received by the Servicer to be deposited into the Collection Account for the benefit of the Noteholders and MBIA in accordance with the Servicing Agreement.

            (b) On the Closing Date, the Issuer shall cause an amount equal to the Class B Reserve Account Deposit to be deposited into the Class B Reserve Account. Such amount shall be drawn from the proceeds received from the sale of the Notes.

            SECTION 12.02. Collection Account; Reserve Account; Redemption Account; Class B Reserve Account Payments.

            (a) On or prior to the Closing Date, the Indenture Trustee shall open and maintain an Eligible Account at its Corporate Trust Office in its name for the benefit of MBIA and the Noteholders (the "Collection Account") for receipt of (i) payments deposited into the Collection Account in accordance with
Section 3.03 and 3.05 of the Servicing Agreement, (ii) amounts transferred from the Reserve Account in accordance with Section 12.02(f), (iii) with respect to the Class A Notes, proceeds of claims made under the Class A Note Insurance Policy, in accordance with Article Eight hereof, (iv) the Purchase Price of any Loan Contracts repurchased by the Company, the Issuer or the Servicer and (v) any income and gain from investments in Eligible Investments. Funds in the Collection Account shall not be commingled with any other monies. All payments to be made from time to time to the Noteholders out of funds in the Collection Account pursuant to this Indenture shall be made by the Indenture Trustee. All monies deposited from time to time in the Collection Account pursuant to this Indenture shall be held by the Indenture Trustee as part of the Trust Estate as herein provided.


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

            (b) (i) On or prior to the Closing Date, the Indenture Trustee, for the benefit of the Noteholders and MBIA, shall establish and maintain an Eligible Account (the "Reserve Account") in its name for the benefit of MBIA and the Noteholders for receipt of (i) the Reserve Account Initial Deposit, (ii) deposits pursuant to Section 12.02(d)(x) and (iii) any income and gain from investments in Eligible Investments. On the Closing Date, the Issuer will cause to be deposited from the proceeds of the sale of the Notes the Reserve Account Initial Deposit into the Reserve Account.

            (ii) On or prior to the Closing Date, the Indenture Trustee, for the benefit of the Noteholders, shall establish and maintain an Eligible Account (the "Redemption Account") in its name for the benefit of the Noteholders for receipt of funds and in anticipation of the application of such funds to a redemption of the Notes pursuant to Section 10.02 hereof. Any monies deposited into the Redemption Account for the purposes of redeeming Notes pursuant to Article Ten hereof shall remain in the Redemption Account until used to redeem the related Notes.

            (iii) On or prior to the Closing Date, the Indenture Trustee, for the benefit of the Class B Noteholders, shall establish and maintain an Eligible Account (the "Class B Reserve Account") in its name for the benefit of the Class B Noteholders for receipt of the Class B Reserve Account Deposit and in anticipation of the application of such funds pursuant to Section 12.02(g) hereof. On the Closing Date, the Issuer will cause to be deposited from the proceeds of the sale of the Notes, an amount equal to the Class B Required Reserve Account Amount into the Class B Reserve Account.

            (c) Upon the written order of the Issuer (the "Issuer Order"), the Indenture Trustee shall invest the funds in the Trust Accounts in Eligible Investments; provided, however, that proceeds of claims on the Class A Note Insurance Policy and amounts on deposit in the Redemption Account shall remain uninvested. The Issuer Order shall specify the Eligible Investments in which the Indenture Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment. No such Eligible Investment shall mature later than the second Business Day preceding the next following Payment Date or relevant Redemption Date, as applicable, or be sold or disposed of prior to its maturity. In the absence of an Issuer Order, the Indenture Trustee shall invest funds in the Collection Account in Eligible Investments described in clause (vi) of the definition thereof. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Noteholders and MBIA. The Indenture Trustee shall provide to the Servicer and MBIA monthly written confirmation of such investments, describing the Eligible Investments in which such amounts have been invested. Any funds not so invested must be insured by the Federal Deposit Insurance Corporation. The Indenture Trustee shall not be liable for the selection of, or any investment loss resulting from investment of money in the Trust Accounts in any Eligible Investment in accordance with the terms hereof (other than in its capacity as obligor under any Eligible Investment). The Servicer shall deposit into the relevant Trust Account the amount of any investment losses immediately as realized.


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

            (d) On each Payment Date, after making all transfers and deposits to the Collection Account pursuant to Section 12.02(a) hereof, the Indenture Trustee shall withdraw all Available Funds on deposit in the Collection Account, including the reinvestment income therein, and shall make the disbursements in the following order in accordance with the provisions of and instructions on the Monthly Servicer's Report; provided, however, that (x) the proceeds of claims under the Class A Note Insurance Policy shall be used solely to pay the amounts due under paragraphs (v) and (viii) of this Section 12.02(d) in accordance with the terms of the Class A Note Insurance Policy; and (y) the Indenture Trustee shall withdraw Available Funds from the Collection Account and make interest payments to Class A Noteholders based on the Class A Note Balance even if it shall not have received the Monthly Servicer's Report:

            (i) first, to the Servicer, (A) the Servicer Fee then due and any Servicing Charges and (B) from amounts received as Recoveries (prior to reduction for out-of-pocket expenses) from any Defaulted Loan Contracts, the amounts necessary to reimburse the Servicer for reasonable out-of-pocket costs and expenses incurred by the Servicer (including reasonable attorney's fees) in connection with the realization, attempted realization or enforcement of rights and remedies upon the related Defaulted Loan Contracts; provided, however, so long as the Company is the Servicer, payment of one-third of the Servicer Fee shall be subordinate in priority of payment and shall be made in the priority as set forth in the clause (xi) below;

            (ii) second, to the Back-up Servicer, (A) the Back-up Servicer Fee then due and (B) in the event that the Back-up Servicer becomes the Servicer, an amount equal to the costs and expenses incurred by the Back-up Servicer in assuming the servicing role, such amount not to exceed $50,000, to the extent such amounts have not been paid by the Servicer; provided, however, that payment of such costs and expenses shall not cause a draw of the Reserve Account pursuant to Section 12.02(f) hereof;

            (iii) third, to the Indenture Trustee, the Indenture Trustee Fee then due;

            (iv) fourth, to MBIA, the MBIA Premium then due;

            (v) fifth, to the Class A Noteholders, the Class A Interest Payment Amount for such Payment Date, to be applied as provided in Section 2.08(a) hereof;

            (vi) sixth, to MBIA, the MBIA Reimbursement Amount for such Payment Date, if any;


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            (vii) seventh, to the Class B Noteholders, the Class B Interest
      Payment Amount for such Payment Date, to be applied as provided in Section 2.08(a) hereof;

            (viii) eighth, to the Class A Noteholders, the Class A Principal Payment Amount for such Payment Date, to be applied as provided in Section 2.08(b) hereof;

            (ix) ninth, in the event that an Event of Default has occurred and has not been waived by MBIA, to the Class A Noteholders, the Additional Class A Principal Distribution Amount for such Payment Date, up to the Class A Note Balance on such Payment Date, to be applied as provided in
      Section 2.08(b) hereof;

            (x) tenth, to the Reserve Account, amounts required to fund the Reserve Account up to the Required Reserve Account Amount;

            (xi) eleventh, so long as the Company is the Servicer, to the Servicer, the remaining one-third of the Servicer Fee then due;

            (xii) twelfth, to the Indenture Trustee and the Back-up Servicer, any other amounts due and owing the Indenture Trustee or the Back-up Servicer as expressly provided herein;

            (xiii) thirteenth, to the Class B Reserve Account amounts required to fund the Class B Reserve Account up to the Class B Required Reserve Account Amount;

            (xiv) fourteenth, to the Class B Noteholders, the Class B Principal Payment Amount, for such Payment Date, to be applied as provided in
      Section 2.08(b) hereof;

            (xv) fifteenth, the cost of re-liening if the Back-up Servicer is acting as the Servicer or if the Servicer fails to perform its duties upon the occurrence of a Re-Liening Trigger;

            (xvi) sixteenth, in the event that the Back-up Servicer becomes the Servicer, an amount equal to the costs and expenses incurred by the Back-up Servicer in assuming the Servicer's role, to the extent such amounts have not been paid by the Servicer or paid pursuant to clause (ii) above; and

            (xvii) seventeenth, to the Issuer, any remaining Available Funds.

            (e) Payments on the Notes will be made by the Indenture Trustee by check mailed by first-class mail to the Person whose name appears as the Registered Holder of


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the Note on the Note Register at the address of such Person as it appears on the
Note Register, or by wire transfer in immediately available funds to the account specified in writing to the Indenture Trustee by the Person whose name appears as the Registered Holder of the Note on the Note Register received at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. For this purpose, wire instructions delivered to the Indenture Trustee by a Holder will apply to all subsequent Payment Dates until restated by the Holder. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms hereof, at the office or agency in the United States of America designated as such by the Issuer for such purpose pursuant hereto.

            (f) Disbursements from the Reserve Account shall be made, to the extent funds therefor are available, only as follows, all in accordance with the provisions and instructions contained in the Monthly Servicer Report:

                  (i) in the event that the Available Funds in the Collection
            Account at 10:00 a.m. New York time on the Determination Date immediately preceding any Payment Date are less than the amounts required to be paid from the Collection Account on such Payment Date pursuant to (A), clauses (i) through (viii) except for clauses
            (ii)(B) and (vii) of Section 12.02(d) with respect to any Determination Date on which the Class A Note Balance is greater than zero and (B), clauses (i) through (viii) and clauses (xi) through
            (xiii) of Section 12.02(d) with respect to any Determination Date on which the Class A Note Balance is equal to zero, the Indenture Trustee shall withdraw funds from the Reserve Account on or prior to 4:00 p.m. New York time on such Determination Date to the extent necessary to make such payments on such Payment Date and deposit such funds into the Collection Account;

                  (ii) in the event that on any Determination Date the balance in the Reserve Account equals an amount greater than the Required Reserve Account Amount (after giving effect to the distributions listed in clause (i) of this Section 12.02(f) and (A), clauses (i) through (viii) except for clause (vii) of Section 12.02(d) with respect to any Payment Date on which the Class A Note Balance is greater than zero, and (B), clauses (i) through (viii) and clauses
            (xi) through (xiii) of Section 12.02(d) with respect to any Payment Date on which the Class A Note Balance is equal to zero on such Payment Date and all MBIA Reimbursement Amounts have been paid in full), the Indenture Trustee shall withdraw funds in the Reserve Account in such amount so that the remaining amount in the Reserve Account after such withdrawal will equal the Required Reserve Account Amount, and deposit such amounts in the Collection Account as Available Funds for


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            distribution on such Payment Date in accordance with the priorities set forth in Section 12.02(d); and

                  (iii) on the Senior Liability Termination Date the amount then remaining on deposit in the Reserve Account shall be applied as a portion of the Class B Principal Payment Amount due on such date, and the Reserve Account shall be closed.

            (g) Disbursements from the Class B Reserve Account shall be made, to the extent funds therefore are available, only as follows, all in accordance with the provisions and instructions contained in the Monthly Servicer Report:

                  (i) in the event that the Available Funds in the Collection
            Account at 10:00 a.m. New York time on the Determination Date immediately preceding any Payment Date is less than the amounts required to be paid from the Collection Account on such Payment Date pursuant to clause (vii) of Section 12.02(d) (after giving effect to distributions pursuant to clauses (i) through (vi) of such Section, the Indenture Trustee shall withdraw funds from the Class B Reserve Account (to the extent that funds are available therein) on or prior to 4:00 p.m. New York time on such Determination Date to the extent necessary to make such payments on such Payment Date and deposit such funds into the Collection Account for payment in accordance with clause (vii) of Section 12.02(d);

                  (ii) in the event that on any Determination Date the balance in the Class B Reserve Account equals an amount greater than the Class B Required Reserve Account Amount (after giving effect to any withdrawal therefrom pursuant to clause (i) above), the Indenture Trustee shall withdraw funds in the Class B Reserve Account in such amount so that the remaining amount in the Class B Reserve Account after such withdrawal will equal the Class B Required Reserve Account Amount, and deposit such amounts in the Collection Account as Available Funds for distribution on such Payment Date in accordance with the priorities set forth in Section 12.02(d); and

                  (iii) on the Senior Liability Termination Date the amount then remaining on deposit in the Class B Reserve Account shall be applied as a portion of the Class B Principal Payment Amount due on such date, and the Class B Reserve Account shall be closed.

            SECTION 12.03. Reports by the Indenture Trustee.

            (a) On each Payment Date the Indenture Trustee shall account to each Holder of Notes on which payments of principal and interest are then being made the


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

amount which represents principal and the amount which represents interest, and shall contemporaneously advise the Issuer and MBIA of all such payments. The Indenture Trustee may satisfy its obligations under this Section 12.03 by delivering the Monthly Servicer's Report to each such Holder of the Notes, MBIA, the Issuer, the Rating Agencies and the Placement Agents.

            (b) Upon receipt of an Issuer Order or upon an investment pursuant to clause (vi) of the definition of Eligible Investments due to the failure of the Issuer to provide an Issuer Order, the Indenture Trustee shall confirm the credit rating or, if more than one credit rating has been assigned, each such credit rating of each institution in which funds are invested pursuant to clause
(ii), (iii), (iv), (v) or (vi) of the definition of Eligible Investments.

            (c) At least annually, or as otherwise required by law, the Indenture Trustee shall distribute to Noteholders any information returns, or other tax information as is required by applicable tax law to be distributed to Noteholders. Such information shall be compiled by the Indenture Trustee from information that has been provided to the Indenture Trustee by the Servicer. The Indenture Trustee, upon written request, will furnish the Servicer with all information known to the Indenture Trustee as may be reasonably required in connection with the preparation by the Servicer of tax returns. In no event shall the Indenture Trustee be liable for any liabilities, costs or expenses of the Trust Estate or the Noteholders arising under any tax law, including, without limitation, Federal, state, or local income or franchise taxes or any other tax imposed on or measured by income.


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                                  ARTICLE XIII

                        PROVISIONS OF GENERAL APPLICATION

            SECTION 13.01. Acts of Noteholders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 13.01.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

            (c) The ownership of Notes shall be proved by the Note Registrar.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

            SECTION 13.02. Notices, etc., to Indenture Trustee, MBIA, Issuer and Servicer.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted hereby to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and telecopied or mailed, first-class postage prepaid and addressed to the appropriate address below:

            (a) to the Indenture Trustee at Four Albany Street, New York, New York 10006 Attention: Corporate Trust and Agency Group - Structured Finance; Fax
No: (212)


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

250-6439, or at any other address previously furnished in writing to the Issuer, MBIA, the Noteholders and the Custodian; or

            (b) to MBIA at MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management - Structured Finance; Fax No.: (914) 765-3810, or at any other address previously furnished in writing by MBIA to Indenture Trustee, the Noteholders, the Custodian and the Issuer; or

            (c) to the Issuer at 863 Glenrock Road, Norfolk, Virginia 23502; Fax No.:(804) 461-3388, or at any other address previously furnished in writing to the Indenture Trustee, MBIA, the Noteholders and the Custodian by the Issuer; or

            (d) to the Custodian at Crestar Bank, 919 East Main Street, 10th Floor, Richmond, Virginia 23219, Attention: J. Lee Judy; Fax No.: (804) 782-7855, or at any other address previously furnished in writing to the Indenture Trustee, MBIA, the Noteholders, the Servicer and the Issuer; or

            (e) to each of (i) Standard & Poors, Attention: Asset Backed Surveillance Group, 26 Broadway, New York, NY 10004; and (ii) Moody's Investor Service, 99 Church Street, New York, NY 10007.

            SECTION 13.03. Notices to Noteholders; Waiver.

            Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case in which notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage, or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

            SECTION 13.04. Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION 13.05. Successor and Assigns.

            All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not. There shall be no assignment by the Issuer hereof, except in accordance with the provisions of
Section 3.02(n) hereof.

            SECTION 13.06. Separability.

            In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 13.07. Benefits of Indenture.

            Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, the Noteholders and any Paying Agent which may be appointed pursuant to the provisions hereof, and any of their successors hereunder, any benefit or any legal or equitable right, remedy, or claim under this Indenture or under the Notes, except that MBIA is an express third party beneficiary to this Indenture and is entitled to enforce the provisions hereof as if it were a party hereto.

            SECTION 13.08. Legal Holidays.

            In any case in which the date of any Payment Date or the Stated Maturity Date of any Note shall not be a Business Day, then (notwithstanding any other provision of a Note or this Indenture) payment of principal or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Stated Maturity Date or Payment Date and, assuming such payment is actually made on such subsequent Business Day, no additional interest shall accrue on the amount so paid for the period from and after any such nominal date.

            SECTION 13.09. Governing Law.

            This Indenture and each Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflict of laws provisions of any State.

            SECTION 13.10. Counterparts.

            This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            SECTION 13.11. Corporate Obligation.

            No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, employee, officer or director of the Issuer or of any predecessor or successor of the Issuer with respect to the Issuer's obligations on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith.

            SECTION 13.12. Compliance Certificates and Opinions.

            Upon any application, order or request by the Issuer or the Servicer to the Indenture Trustee to take any action under any provision of this Indenture for which a specific request is required hereunder, the Issuer or the Servicer, as applicable, shall furnish to the Indenture Trustee an Officer's Certificate of the Issuer or the Servicer, as applicable, stating that all conditions precedent, if any, provided for herein relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of a different certificate is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for herein shall include:

            (a) a statement that each individual signing such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            SECTION 13.13. MBIA Default.

            If an MBIA Default occurs and continues unremedied, MBIA's right to consent hereunder and under any other Transaction Document and to direct the Indenture Trustee shall be suspended until remedied and, in such event, in all provisions of this Agreement wherein MBIA's consent or direction is required or permitted, the consent or direction of the Controlling Holders shall be required or permitted during such period of suspension.

            SECTION 13.14. Parties not to Institute Insolvency Proceedings.

            So long as this Indenture is in effect, for 366 days after the Final Payment Date, the Indenture Trustee and the Custodian each agree that it shall not file an involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any Federal or state bankruptcy or similar law against the Issuer. Nothing hereunder shall prohibit the Indenture Trustee from filing proofs of claim or otherwise participating in any such proceedings instituted by any other Person.

            IN WITNESS WHEREOF, the Issuer, the Custodian and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                             BANKERS TRUST COMPANY, as Indenture
                                             Trustee


                                             By: _______________________________
                                                Name:
                                                Title:


                                             AUTOINFO RECEIVABLES COMPANY, as
                                             Issuer


                                             By: _______________________________
                                                Name:
                                                Title:


                                             CRESTAR BANK,
                                             as Custodian


                                             By: _______________________________
                                                Name:
                                                Title:


                                   [Indenture]

                                                                    EXHIBIT A
                                                                    to Indenture

                              FORM OF CLASS A NOTE

      REGISTERED                                                    $__________
      No. A-_________

      PPN: 052780 AA 1

            THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

            THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (3) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT TO THE RECEIPT BY THE INDENTURE TRUSTEE OF A CERTIFICATION OF THE TRANSFEREE OR AN OPINION OF COUNSEL (SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

            SECTION 2.06 OF THE INDENTURE DATED AS OF OCTOBER 1, 1996 (THE "INDENTURE") BETWEEN AUTOINFO RECEIVABLES COMPANY, AS ISSUER, CRESTAR BANK, AS CUSTODIAN AND BANKERS TRUST COMPANY, AS INDENTURE TRUSTEE, CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE,

SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.08(d) OF THE INDENTURE. (A COPY OF WHICH IS AVAILABLE FROM THE INDENTURE TRUSTEE UPON REQUEST.)

                          AUTOINFO RECEIVABLES COMPANY
                      6.53% AUTO LOAN BACKED NOTES, CLASS A

            AutoInfo Receivables Company, a Delaware corporation (including any successor, the "Issuer"), for value received, hereby promises to pay to _____________, or registered assigns, the principal sum of ______ DOLLARS ($_____), partially payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class A Notes pursuant to Section 2.08 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Stated Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. The Issuer will pay interest on this Note at the rate per annum shown above or as is stated in the Indenture, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the close of business on the day preceding such Payment Date, subject to certain limitations contained in Section 2.08 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date (or in the case of the first Payment Date, from the Closing Date) on which interest has been paid to but excluding the then current Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

            The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by MBIA Insurance Corporation ("MBIA"), pursuant to which MBIA has unconditionally guaranteed payments of the Class A Interest Shortfall Amount and the Class A Principal Shortfall Amount on each Payment Date, all as more fully set forth in the Indenture. See also "Statement of Insurance" attached hereto.

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: October 11, 1996

                                       AUTOINFO RECEIVABLES COMPANY


                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.


Dated: October 11, 1996

                      BANKERS TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee

                      By: __________________________________________________
                           Authorized Signatory

            This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.53% Auto Loan Backed Notes, Class A (herein called the "Class A Notes" or the "Notes"), all issued under an Indenture dated as of October 1, 1996 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer, Crestar Bank and Bankers Trust Company, not in its individual capacity but solely as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

            The Issuer shall pay interest on overdue installments of interest at the Class A Interest Rate to the extent lawful.

            As provided in the Indenture, the Notes may be redeemed pursuant to
Section 10.01 of the Indenture, in whole, but not in part, at the option of the Servicer or MBIA on any Payment Date on or after the date on which the Class A Note Balance is less than or equal to 10% of the Initial Class A Note Balance on the Closing Date.

            Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of (a) the Indenture Trustee in its individual capacity, (b) any holder of a beneficial interest in the Issuer, the Indenture Trustee or of (c) any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            It is the intent of the Issuer and the Noteholders that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

            Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization or arrangement, insolvency or liquidation proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note, but solely from the Trust Estate pledged to the Indenture Trustee under the Indenture and from the Class A Note Insurance Policy at the times, place and rate, and in the coin or currency, herein prescribed. Notwithstanding anything else to the contrary contained in this Note or the Indenture, the obligation of the Issuer to pay the principal of and interest on this Note is not a general obligation of the Issuer, nor its officers or directors, but is limited solely to the Trust Estate pledged under the Indenture or as proscribed in the Class A
Note Insurance Policy.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, neither Bankers Trust Company, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom;

                         [Attach Statement of Insurance]

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

_____________________________________________________________________________

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________


                    _________________________________________
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

ALEX. BROWN & SONS INCORPORATED


By:_____________________
   Carla Brothers

Dated:  October 11, 1996

                                                                    EXHIBIT B
                                                                    to Indenture

                              FORM OF CLASS B NOTES

REGISTERED
     $__________________________________________________________________________
NO. B-_________

PPN: 052780 AB 9

            THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

            THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (3) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT TO THE RECEIPT BY THE TRUSTEE OF A CERTIFICATION OF THE TRANSFEREE OR AN OPINION OF COUNSEL (SATISFACTORY TO THE TRUSTEE AND THE ISSUER) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

            SECTION 2.06 OF THE INDENTURE DATED AS OF OCTOBER 1, 1996 (THE "INDENTURE") BETWEEN AUTOINFO RECEIVABLES COMPANY, AS ISSUER, CRESTAR BANK, AS CUSTODIAN AND BANKERS TRUST COMPANY, AS INDENTURE TRUSTEE, CONTAINS FURTHER RESTRICTIONS ON THE

TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.08(d) OF THE INDENTURE. (A COPY OF WHICH IS AVAILABLE FROM THE INDENTURE TRUSTEE UPON REQUEST.)

                     11.31% AUTO LOAN BACKED NOTES, CLASS B

            AutoInfo Receivables Company, a Delaware corporation (including any successor, the "Issuer"), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of ________ DOLLARS ($_____), partially payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class B Notes pursuant to Section 2.08 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Stated Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. No payments of interest on the Class B Notes will be made on any Payment Date until the interest due on the Class A Notes on such Payment Date is paid in full. No payments of principal on the Class B Notes will be made on any Payment Date until the interest and principal due on the Class A Notes on such Payment Date has been paid in full and certain payments are made to the Reserve Account for the benefit of the Class A Notes. The Issuer will pay interest on this Note at the rate per annum shown above, on each Payment Date until the principal of this
Note is paid or made available for payment, on the principal amount of this Note outstanding on the close of business on the day preceding such Payment Date (after giving effect to all payments of principal made on the preceding Payment
Date), subject to certain limitations contained in Section 2.08 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date (or in the case of the first Payment Date, from the Closing
Date) on which interest has been paid to but excluding the then current Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.


Dated: October 11, 1996

                                        AUTOINFO RECEIVABLES COMPANY


                                        By: ____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated: October 11, 1996

                               BANKERS TRUST COMPANY, not in its
                               individual capacity but
                               solely as Indenture Trustee


                               By: __________________________________
                                          Authorized Signatory

                            [REVERSE OF NOTE]

            This Note is one of a duly authorized issue of Notes of the Issuer, designated as its ___% Auto Loan Backed Notes, Class B (herein called the "Class B Notes" or the "Notes"), all issued under an Indenture dated as of October 1, 1996 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer, Crestar Bank and Bankers Trust Company, not in its individual capacity but solely as trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

            The Issuer shall pay interest on overdue installments of interest at the Class B Interest Rate to the extent lawful.

            As provided in the Indenture, the Notes may be redeemed pursuant to
Section 10.01 of the Indenture, in whole, but not in part, at the option of the Servicer, on any Payment Date on or after the date on which the Class B Note Balance is less than or equal to 10% of the Initial Class B Note Balance on the Closing Date.

            Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of (a) the Indenture Trustee in its individual capacity, (b) any holder of a beneficial interest in the Issuer, the Indenture Trustee or of (c) any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            It is the intent of the Issuer, and the Noteholders that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

            Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization or arrangement, insolvency or liquidation proceedings under any United States Federal or State bankruptcy or similar law.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note, but solely from the Trust Estate pledged to the Indenture Trustee under the Indenture, at the times, place and rate, and in the coin or currency, herein prescribed. Notwithstanding anything else to the contrary contained in this Note or the Indenture, the obligation of the Issuer to pay the principal of and interest on this Note is not a general obligation of the Issuer, nor its officers or directors, but is limited solely to the Trust Estate pledged under the Indenture.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, neither Bankers Trust Company, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Indenture Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom.

                                   ASSIGNMENT

      Social Security or taxpayer I.D. or other identifying number of assignee

______________________________________________________________________________

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________


                  ___________________________________________
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:________________ _______________________*/

                   Signature Guaranteed:

_______________________________________________________________________________

                   Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

----------
*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                                       Exhibit C
                                                                    to Indenture

                      Form of Class A Note Insurance Policy


                                    See Tab 8

                                                                       Exhibit D
                                                                    to Indenture

                          Cumulative Net Default Table

================================================================================
   Months After Closing      Reserve Account Increase
                                      Event                  Event of Default
--------------------------------------------------------------------------------
          Three                        6.50%                       7.50%
--------------------------------------------------------------------------------
           Six                         9.00%                      12.00%
--------------------------------------------------------------------------------
           Nine                       13.50%                      19.00%
--------------------------------------------------------------------------------
          Twelve                      16.50%                      23.00%
--------------------------------------------------------------------------------
         Fifteen                      19.25%                      28.75%
--------------------------------------------------------------------------------
         Eighteen                     21.50%                      31.25%
--------------------------------------------------------------------------------
        Twenty-One                    23.50%                      33.75%
--------------------------------------------------------------------------------
       Twenty-Four                    25.75%                      36.75%
--------------------------------------------------------------------------------
       Twenty-Seven                   27.75%                      39.50%
--------------------------------------------------------------------------------
  Thirty and Thereafter               30.00%                      42.00%
================================================================================

                                                                     Exhibit E-1
                                                                    to Indenture

                            Form of Investment Letter
                                 (Non-Rule 144A)

Bankers Trust Company
Four Albany Street
New York, New York  10006

AutoInfo Receivables Company
863 Glenrock Road
Norfolk, Virginia 23502

Black Diamond Securities, LLC
230 Park Avenue, Suite 635
New York, New York 10169

Alex, Brown & Sons Incorporated
7 St. Paul Street
Baltimore, Maryland 21202


      Re:   AutoInfo Receivables Company
            ___% Auto Loan Backed, Class [A/B]
            ----------------------------------

      The undersigned purchaser ("Purchaser") understands that the purchase of the above referenced notes described on the Schedule attached hereto (the "Notes") may be made only by institutions which are "Accredited Investors" under Regulation D, as promulgated under the Securities Act of 1933, as amended (the "1933 Act"), which includes banks, savings and loan associations, registered brokers and dealers, insurance companies, investment companies, and organizations described in Section 501(c)(3) of the Internal Revenue Code, corporations, business trusts and partnerships, not formed for the specific purpose of acquiring the Notes offered, with total assets in excess of $5,000,000. The undersigned represents on behalf of the Purchaser that the Purchaser is an "Accredited Investor" within the meaning of such definition. Purchaser is urged to review carefully the responses, representations and warranties it is making herein.


                                      E-1-1

Representations and Warranties

      Purchaser makes the following representations and warranties in order to permit the Trustee, AutoInfo Receivables Company ("AutoInfo"), and Black Diamond Securities, LLC to determine its suitability as a purchaser of Notes and to determine that the exemption from registration relied upon by AutoInfo under
Section 4(2) of the 1933
Act is available to it.

      1. The execution and delivery of this Representation Letter has been duly authorized by the Purchaser by all necessary corporate action on its part, including due authorization and approval by the Board of Directors or other governing body of the Purchaser.

      2. The Purchaser understands that the Notes have not been and will not be registered under the 1933 Act in reliance upon the exemption provided in Section 4(2) of the 1933 Act or any other applicable exemption, that the Notes have not and will not be registered or qualified under the securities or "blue sky" laws of any jurisdiction, that the Notes may be resold (which resale is not currently contemplated) or otherwise transferred only if so registered or qualified or if an exemption from registration or qualification is available, that AutoInfo is not required to register the Notes and that any transfer must comply with
Section 2.06 of the Indenture relating to the Notes.

      3. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Notes.

      4. The Purchaser is a sophisticated institutional investor and has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Notes and is able to bear the economic risk of such investment. The Purchaser has been given such information concerning the Notes, the underlying retail installment contracts and AutoInfo as it has requested.

      5. The Purchaser is acquiring the Notes as principal for its own account (or for the account of one or more other institutional investors for which it is acting as duly authorized fiduciary or agent) for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property will at all times be and remain within its control.

      6. The Purchaser represents that either (a) it is not (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Security Act of 1974, as amended ("ERISA")) subject to the provisions of Title I of ERISA,
(ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") or (iii) an entity whose underlying assets are deemed to be assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity (any such entity described in

                                      E-1-2
clauses (i) through (iii), a "Benefit Plan Entity") or (b) the Purchaser's purchase and holding of the Notes with the assets of a Benefit Plan Entity will be covered by a Department of Labor Class Exemption.

      7. The Purchaser understands that such Note will bear a legend as set forth in the form of Note included in the Indenture.

      8. The Purchaser agrees that it will obtain from any purchaser of the Notes from it substantially the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 7 and in this paragraph 8.


                                      E-1-3

      The representations and warranties contained herein will be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

      Executed at _________________________, this ________ day of _____________,
199_.


_________________________
Purchaser's Name (Print)


By_______________________
            Signature


Its______________________


_________________________
Address of Purchaser


_________________________
Purchaser's Taxpayer
Identification Number


                                      E-1-4

Bankers Trust Company
Four Albany Street
New York, New York  10006

AutoInfo Receivables Company
863 Glenrock Road
Norfolk, Virginia 23502

Black Diamond Securities, LLC
230 Park Avenue, Suite 635
New York, New York 10169

Alex. Brown & Sons Incorporated
7 St. Paul Street
Baltimore, Maryland 21202


      Re:   AutoInfo Receivables Company
            11.31% Auto Loan Backed Notes, Class B
            --------------------------------------

Dear Sirs:

      SunAmerica Life Insurance Company (the "Purchaser") is today purchasing in a private resale from AutoInfo Receivables Company (the "Issuer") the above captioned notes (the "Notes"), issued pursuant to the Indenture dated as of October 1, 1996 between AutoInfo Receivables Company as issuer (the "Company"), AutoInfo Finance of Virginia, Inc., Crestar Bank and Bankers Trust Company, as trustee (the "Trustee").

      In connection with the purchase of the Notes, the Purchaser hereby represents and warrants to you as follows:

      1. The execution and delivery of this Representation Letter has been duly authorized by the Purchaser by all necessary corporate action on its part.


                                      E-2-1

      2. The Purchaser understands that the Notes have not been and will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon the exemption provided in Section 4(2) of the 1933 Act or any other applicable exemption, that the Notes have not and will not be registered or qualified under the securities or "blue sky" laws of any jurisdiction, that the Notes may be resold (which resale is not currently contemplated) or otherwise transferred only if so registered or qualified or if an exemption from registration or qualification is available, that AutoInfo Receivables Company is not required to register the Notes and that any transfer must comply with
Section 2.06 of the Indenture relating to the Notes.

      3. The Purchaser is not acquiring the Notes with a view to, or for resale in connection with, a distribution that would constitute a public offering within the meaning of the 1933 Act or a violation of the 1933 Act or any state securities law (subject to the understanding that disposition of the Purchaser's property will remain at all times within its control). The Purchaser is not an affiliate of the Trustee, any custodian of the Notes or the Company or any affiliate thereof.

      4. The Purchaser agrees that if at some time it wishes to dispose of or exchange any of the Notes, it will not transfer or exchange any of the Notes unless such transfer or exchange is in accordance with the provisions of Section
2.06 of the Indenture.

      5. The Purchaser is a qualified institutional buyer as defined in Rule 144A of the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2; it is aware that the sale to it is being made in reliance on Rule 144A; it is acquiring the Notes for its own account or for the account of a qualified institutional buyer, it understands that such Notes may be resold, pledged or transferred only (i) to a person who the Purchaser reasonably believes is a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A; or (ii) pursuant to another exemption from registration under the 1933 Act.

      6. Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Note, any interest in any Note to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Note any interest in any Note with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Notes under the 1933 Act or which would render the disposition of any Note a violation of Section 5 of the 1933 Act or any state securities law, require registration or qualification pursuant thereto, nor has it authorized or will it authorize any person to act, in such manner with respect to the Notes.

      7. The Purchaser represents that either (a) it is not (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Security Act of 1974, as amended


                                      E-2-2

("ERISA") subject to the provisions of Title I of ERISA, (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), or (iii) an entity whose underlying assets are deemed to be assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity (any such entity described in clauses (i) through (iii), a "Benefit Plan Entity") or (b) the Purchaser's purchase and holding of the Notes with the assets of a Benefit Plan Entity will be covered by an ERISA statutory exemption Department of Labor Administrative Exemption.

      8. The Purchaser understands that there is no market, nor is there any assurance that a market will develop, for the Notes and that the Issuer does not have any obligation to make or facilitate any such market (or to otherwise repurchase the Notes from the Purchaser) under any circumstances.

      9. The Purchaser has consulted with its own legal counsel, independent accountants and financial advisors to the extent it deems necessary regarding the tax consequences to it of ownership of the Notes, is aware that its taxable income with respect to the Notes in any accounting period may not correspond to the cash flow (if any) from the Notes for such period, and is not purchasing the Notes in reliance on any representations of the Issuer or its counsel with respect to tax matters.

      10. The Purchaser has reviewed the Private Placement Memorandum (the "Placement Memorandum") dated October 11, 1996, with respect to the Notes, and the agreements and other materials referred to therein, and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by the Placement Memorandum and to obtain additional information necessary to verify the accuracy and completeness of any information furnished to the Purchaser or to which the Purchaser had access.

      11. The Purchaser hereby further agrees to be bound by all the terms and conditions of the Notes as provided in the Indenture.


                                      E-2-3

      12. If the Purchaser sells any of the Notes, the Purchaser will obtain from any subsequent purchaser the same representations contained in this Representation Letter.

                        Very truly yours,


                            SUNAMERICA LIFE INSURANCE COMPANY



Dated: October 11, 1996
              By: ____________________________________________________________
                             Name:
                             Title:


                                      E-2-4

            Qualified Institutional Buyer Status Under SEC Rule 144A
                    (Buyers other than investment companies)

Bankers Trust Company
Four Albany Street
New York, New York  10006

AutoInfo Receivables Company
863 Glenrock Road
Norfolk, Virginia 23502

Black Diamond Securities, LLC
230 Park Avenue, Suite 635
New York, New York 10169

Alex. Brown & Sons Incorporated
7 St. Paul Street
Baltimore, Maryland 21202


      Name of Buyer:  SunAmerica Life Insurance Company ("Buyer")

      I hereby certify that as indicated below, I am the _______________ officer of Buyer.

      In connection with purchases by Buyer from time to time, I hereby certify to you and, if you act as broker for one or more customers, to such customers, that Buyer is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) Buyer owned and/or invested on a discretionary basis $__________(1) in securities (except for the excluded securities referred to below) as of the end of Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) Buyer satisfies the criteria in the category marked below.

----------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                      E-2-5

      Corporation, etc. Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
      Section 501(c)(3) of the Internal Revenue Code.

      Bank. Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

      Savings and Loan. Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institution or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

      Broker-dealer. Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

      Insurance Company. Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

      State or Local Plan. Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees.

      ERISA Plan. Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      Investment Advisor. Buyer is an investment advisor registered under the Investment Advisers Act of 1940.

      The term "securities" as used herein does not include (i) securities of issuers that are affiliated with Buyer, (ii) securities that are part of an unsold allotment to or subscription by Buyer (if Buyer is a dealer), (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v)


                                      E-2-6
loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

      For purposes of determining the aggregate of securities owned and/or invested on a discretionary basis by Buyer, Buyer used the cost of such securities to Buyer and did not include any of the securities referred to in the preceding paragraph.

      Further, in determining such aggregate amount, Buyer may have included securities owned by subsidiaries of Buyer, but only if such subsidiaries are consolidated with Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under Buyer's direction. However, such securities were not included if Buyer is a majority-owned, consolidated subsidiary of another enterprise and Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

      Buyer acknowledges that it is familiar with Rule 144A and understands that you and your customers (if you act as a broker for one or more customers) are and will continue to rely on the statements made herein because one or more sales by you for your own account or your customer's account to Buyer may be in reliance on Rule 144A.

               ___         ___      Will Buyer be purchasing Rule 144A
               Yes         No       securities only for Buyer's own account?

      If the answer to this question is "no", Buyer agrees that, in connection with any purchase of securities sold to Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, Buyer agrees that Buyer will not purchase securities for a third party unless Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

      Buyer agrees to notify you of any changes in the information and conclusions herein. Until such notice is given to you, Buyer's purchase of securities from you, or through you from your customers, will constitute a reaffirmation of the foregoing certifications and acknowledgments as of the date of such purchase.


                                      E-2-7

      Further, if Buyer is a bank or savings and loan as provided above, Buyer agrees that it will furnish you with updated annual financial statements promptly after they become available.

Date: October 11, 1996              Very truly yours,


                                          SUNAMERICA LIFE INSURANCE
                                          COMPANY

                                    By __________________________________
                                       Name:
                                       Title:


                                      E-2-8

                                                          Annex 2 to Exhibit E-2
Bankers Trust Company
Four Albany Street
New York, New York  10006

AutoInfo Receivables Company
863 Glenrock Road
Norfolk, Virginia 23502

Black Diamond Securities, LLC
230 Park Avenue, Suite 635
New York, New York 10169

Alex, Brown & Sons Incorporated
7 St. Paul Street
Baltimore, Maryland 21202


      Name of Buyer:                                         ("Buyer")
      Name of Investment Adviser:                            ("Adviser")

      I hereby certify that, as indicated below, I am the President, Chief Financial Officer or Senior Vice President of Buyer or, if Buyer is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), of Adviser.

      In connection with purchases by Buyer from time to time, I hereby certify to you and, if you act as broker for one or more customers, to such customers, that Buyer is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) Buyer is an investment company registered under the Investment Company Act of 1940 and (ii) as marked below, Buyer alone, or Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of Buyer's most recent fiscal year.

            Buyer owned $__________ in securities (other than the excluded securities referred to below) as of the end of Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
            144A).

            Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities


                                      E-2-1
            referred to below) as of the end of Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

For purposes of determining the amount of securities owned by Buyer or Buyer's Family of Investment Companies, I used the cost of such securities.

      The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      The term "securities" as used herein does not include (i) securities of issuers that are affiliated with Buyer or are part of Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S., or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

      On behalf of Buyer, I acknowledge that Buyer is familiar with Rule 144A and understands that you and your customers (if you act as a broker for one or more customers) are and will continue to rely on the statements made herein because one or more sales to Buyer by you for your own account or your customer's account will be in reliance on Rule 144A. In addition, on behalf of Buyer, I agree that, in connection with any purchase of securities sold by or through you in reliance on Rule 144A, Buyer will only purchase for Buyer's own account.


                                      E-2-2

      Finally, on behalf of Buyer or Adviser (as appropriate), I also agree to notify you of any changes in the information and conclusions herein. Until such notice is given to you, Buyer's purchase from time to time of securities from you, or through you from your customers, will constitute a reaffirmation of the foregoing certifications and acknowledgements by me as of the date of such purchase.

Date: __________________            Very truly yours,


                                    _______________________________________
                                    Name:
                                    Title:


                                    On behalf of:


                                    _______________________________________
                                    Name of Buyer:


                                    or


                                    _______________________________________
                                    Name of Adviser:


                                      E-2-3

                                                                       EXHIBIT F
                                                                    to Indenture

                              FORM OF CERTIFICATION

[To be addressed to the Indenture Trustee and MBIA]

Re: The Indenture dated as of October 1, 1996 (the "Indenture"), by and among AutoInfo Receivables Company, as Issuer, Bankers Trust Company, as Indenture Trustee and Crestar Bank, as Custodian.

Ladies and Gentlemen:

            In accordance with the provisions of Section 11.03 of the above-referenced Indenture, the undersigned, as the Custodian, hereby certifies that as to each Custodial File (other than any Loan Contract paid in full or any Loan Contract listed on the attachment hereto) it has reviewed the documents in such Custodial File and has determined that (i) all documents required to be delivered to it pursuant to Section 11.03 of the Indenture are in its possession and (ii) such documents have been reviewed by it and appear regular on their face and related to such Loan Contracts. The Custodian makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization, recordability or genuineness of any of the documents in the Custodial File or of any of the Loan Contracts or
(ii) the collectability, insurability, effectiveness or suitability of any such Loan Contracts.


                                        CRESTAR BANK, Custodian


                                        By: ___________________________
                                            Name:
                                            Title:

                                                                      Schedule 1

                             List of Loan Contracts

                                   See Tab 12

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I

DEFINITIONS..................................................................  2
      SECTION 1.01.   Definitions............................................  2

ARTICLE II

THE NOTES.................................................................... 23
      SECTION 2.01.   Form Generally......................................... 23
      SECTION 2.02.   Denomination........................................... 23
      SECTION 2.03.   Execution, Authentication, Delivery and Dating......... 23
      SECTION 2.04.   Temporary Notes........................................ 24
      SECTION 2.05.   Registration, Registration of Transfer and Exchange.... 24
      SECTION 2.06.   Limitation on Transfer and Exchange.................... 25
      SECTION 2.07.   Mutilated, Destroyed, Lost or Stolen Note.............. 26
      SECTION 2.08.   Payment of Principal and Interest; Principal and
              Interest Rights Preserved...................................... 27
      SECTION 2.09.   Persons Deemed Owner................................... 29
      SECTION 2.10.   Cancellation........................................... 29
      SECTION 2.11.   Tax Treatment.......................................... 29

ARTICLE III

ISSUER REPRESENTATIONS, WARRANTIES AND COVENANTS............................. 30
      SECTION 3.01.   Representations, Warranties and Covenants of the
              Issuer......................................................... 30
      SECTION 3.02.   Covenants.............................................. 32
      SECTION 3.03.   Representations and Warranties Regarding the Loan
              Assets......................................................... 37
      SECTION 3.04.   Limitation on Liability of Directors, Officers, or
              Employees of the Issuer........................................ 37

ARTICLE IV

ISSUANCE OF NOTES; REMOVAL OF COLLATERAL..................................... 38
      SECTION 4.01.   Conditions to Issuance of Notes........................ 38
      SECTION 4.02.   Security for Notes..................................... 39
      SECTION 4.03.   Removals of Loan Contracts............................. 40

                                                                            Page
                                                                            ----

      SECTION 4.04.   Releases............................................... 41
      SECTION 4.05.   Trust Estate........................................... 41

ARTICLE V

SATISFACTION AND DISCHARGE................................................... 42
      SECTION 5.01.   Satisfaction and Discharge of Indenture................ 42
      SECTION 5.02.   Application of Trust Money............................. 42

ARTICLE VI

DEFAULTS..................................................................... 44
      SECTION 6.01.   Events of Default...................................... 44
      SECTION 6.02.   Indenture Trustee May File Proofs of Claim............. 45
      SECTION 6.03.   Indenture Trustee May Enforce Claims Without
              Possession of Notes............................................ 46
      SECTION 6.04.   Limitation on Suits.................................... 47
      SECTION 6.05.   Unconditional Right of Noteholders to Receive
              Principal and Interest......................................... 47
      SECTION 6.06.   Restoration of Rights and Remedies..................... 48
      SECTION 6.07.   Rights and Remedies Cumulative......................... 48
      SECTION 6.08.   Control by MBIA or Noteholders......................... 48
      SECTION 6.09.   Waiver of Certain Events by Less than All.............. 49
      SECTION 6.10.   Undertaking for Costs.................................. 49
      SECTION 6.11.   Waiver of Stay or Extension Laws....................... 49
      SECTION 6.12.   Action on Notes........................................ 50
      SECTION 6.13.   Delay or Omission; Not Waiver.......................... 50

ARTICLE VII

THE INDENTURE TRUSTEE........................................................ 51
      SECTION 7.01.   Certain Duties and Responsibilities of the Indenture
              Trustee........................................................ 51
      SECTION 7.02.   Notice of Default and Reserve Account Increase
              Events......................................................... 53
      SECTION 7.03.   Certain Rights of Indenture Trustee.................... 53
      SECTION 7.04.   Not Responsible for Recitals or Issuance of Notes...... 54
      SECTION 7.05.   May Hold Notes......................................... 55
      SECTION 7.06.   Money Held in Trust.................................... 55
      SECTION 7.07.   Compensation and Reimbursement......................... 55
      SECTION 7.08.   Corporate Trustee Required; Eligibility................ 56
      SECTION 7.09.   Resignation and Removal; Appointment of Successor...... 57
      SECTION 7.10.   Acceptance of Appointment by Successor................. 58

                                                                            Page
                                                                            ----

      SECTION 7.11.   Merger, Conversion, Consolidation or Succession to
              Business of Indenture Trustee.................................. 58
      SECTION 7.12.   Co-Indenture Trustees and Separate Indenture
              Trustees....................................................... 59
      SECTION 7.13.   Rights with Respect to the Servicer.................... 60
      SECTION 7.14.   Appointment of Authenticating Agent.................... 61
      SECTION 7.15.   Money for Note Payments to Be Held in Trust............ 62

ARTICLE VIII

THE CLASS A NOTE INSURANCE POLICY............................................ 64
      SECTION 8.01.   Payments under the Class A Note Insurance Policy....... 64

ARTICLE IX

AMENDMENTS TO INDENTURE...................................................... 65
      SECTION 9.01.   Amendments without Consent of Noteholders.............. 65
      SECTION 9.02.   Amendments with Consent of Noteholders................. 66
      SECTION 9.03.   Execution of Amendments................................ 67
      SECTION 9.04.   Effect of Amendments................................... 67
      SECTION 9.05.   Reference in Notes to Amendments....................... 67

ARTICLE X

REDEMPTION OF NOTES.......................................................... 68
      SECTION 10.01.    Redemption at the Option of the Servicer; Election to
               Redeem........................................................ 68
      SECTION 10.02.    Notice to Indenture Trustee; Deposit of Redemption
               Price......................................................... 68
      SECTION 10.03.    Notice of Redemption by the Indenture Trustee........ 69
      SECTION 10.04.    Notes Payable on Redemption Date..................... 69
      SECTION 10.05.    Release of Loan Contracts to the Servicer............ 70
      SECTION 10.06.    Release of Loan Contracts to MBIA.................... 70

ARTICLE XI

THE CUSTODIAN................................................................ 71
      SECTION 11.01.    Acceptance by Indenture Trustee and Appointment of
               the Custodian................................................. 71
      SECTION 11.02.    Obligations of the Custodian......................... 73
      SECTION 11.03.    Certification........................................ 73
      SECTION 11.04.    Future Defects....................................... 74


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      SECTION 11.05.    Fees of Custodian.................................... 74
      SECTION 11.06.    Liability of Custodian............................... 74
      SECTION 11.07.    Reliance of Custodian................................ 74
      SECTION 11.08.    Transmission of Custodial Files...................... 75
      SECTION 11.09.    Resignation and Removal; Appointment of Successor.... 75
      SECTION 11.10.    Acceptance of Appointment by Successor............... 76
      SECTION 11.11.    Merger, Conversion, Consolidation or Succession to
              Business of Custodian.......................................... 76
      SECTION 11.12.    Representations and Warranties of the Custodian...... 77

ARTICLE XII

ACCOUNTS AND ACCOUNTING...................................................... 79
      SECTION 12.01.    Collection of Money; Class B Reserve Account
              Deposit........................................................ 79
      SECTION 12.02.    Collection Account; Reserve Account; Redemption
              Account; Class B Reserve Account Payments...................... 79
      SECTION 12.03.    Reports by the Indenture Trustee..................... 84

ARTICLE XIII

PROVISIONS OF GENERAL APPLICATION............................................ 86
      SECTION 13.01.    Acts of Noteholders.................................. 86
      SECTION 13.02.    Notices, etc., to Indenture Trustee, MBIA, Issuer and
              Servicer....................................................... 86
      SECTION 13.03.    Notices to Noteholders; Waiver....................... 87
      SECTION 13.04.    Effect of Headings and Table of Contents............. 88
      SECTION 13.05.    Successor and Assigns................................ 88
      SECTION 13.06.    Separability......................................... 88
      SECTION 13.07.    Benefits of Indenture................................ 88
      SECTION 13.08.    Legal Holidays....................................... 88
      SECTION 13.09.    Governing Law........................................ 88
      SECTION 13.10.    Counterparts......................................... 89
      SECTION 13.11.    Corporate Obligation................................. 89
      SECTION 13.12.    Compliance Certificates and Opinions................. 89
      SECTION 13.13.    MBIA Default......................................... 90
      SECTION 13.14.    Parties not to Institute Insolvency Proceedings...... 90


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EXHIBITS

Exhibit A      Form of Class A Note
Exhibit B      Form of Class B Note
Exhibit C      Form of Class A Note Insurance Policy
Exhibit D      Cumulative Net Default Table
Exhibit E      Form of Investment Letter
Exhibit F      Form of Custodian Certification

Schedule 1     List of Loan Contracts


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